UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

KNIGHTSCOPE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

1070 Terra Bella Avenue
Mountain View, California 94043
May 2, 2022
Dear Stockholder:
We cordially invite you to attend the 2022 Annual Meeting of Stockholders of Knightscope, Inc (the “Annual Meeting”). The Annual Meeting will be held on Thursday, June 23, 2022, at 9:00 a.m., Pacific Time. The Annual Meeting will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting www.meetnow.global/MCPTMNT, where you will be able to listen to the Annual Meeting live, submit questions, and vote.
You will find important information about the matters to be voted on at the Annual Meeting in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We are sending most of our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) instead of sending them a full set of printed materials. The Notice tells you how to access and review on the internet the important information contained in the proxy materials. The Notice also tells you how to vote on the internet prior to the Annual Meeting or by phone and how to request to receive a printed copy of our proxy materials.
Your vote is important. We hope you will attend the Annual Meeting online. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet or by phone as described in the attached proxy materials. You also may vote by mail if you timely request to receive printed copies of these proxy materials in the mail. You will also be able to vote your shares electronically during the Annual Meeting. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at www.meetnow.global/MCPTMNT and can be found in this proxy statement in the section entitled “Questions and Answers about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”.
Very truly yours,
/s/ William Santana Li William Santana Li Chairman and Chief Executive Officer

1070 Terra Bella Avenue
Mountain View, California 94043

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting Date	Thursday, June 23, 2022
Time	9:00 a.m., Pacific Daylight Time
Place	www.meetnow.global/MCPTMNT
Items of Business
(1)
To elect seven directors to the Board of Directors (the “Board”) to serve until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified;

(2)
To ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

(3)
To approve the Knightscope, Inc. 2022 Equity Incentive Plan; and

(4)
To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting

Record Date	Holders of record of our capital stock on April 28, 2022, are entitled to receive notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting.
Voting	Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. Stockholders will have the ability to access the proxy materials at www.envisionreports.com/KSCP or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2022: This notice, our proxy statement, and our 2021 annual report are available at www.envisionreports.com/KSCP.
By Order of the Board of Directors of Knightscope, Inc.
/s/ William Santana Li William Santana Li Chairman and Chief Executive Officer
Mountain View, California
May 2, 2022

1070 Terra Bella Avenue
Mountain View, California 94043
(650) 942-1025

PROXY STATEMENT

Questions and Answers about the Annual Meeting and Voting
Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of Knightscope, Inc., a Delaware corporation, of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”).
The Annual Meeting will be held on Thursday, June 23, 2022, at 9:00 a.m., Pacific Daylight Time, online at www.meetnow.global/MCPTMNT. The Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MCPTMNT, and entering the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you lose the control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date (as defined below). Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date (as defined below).
We expect to begin furnishing these proxy materials to stockholders on or about May 6, 2022.
When we use the term “Knightscope,” “Company,” “us,” “we,” or “our,” we mean Knightscope, Inc.
What matters will be voted on at the Annual Meeting?

We will ask stockholders to vote on the following matters at the Annual Meeting:
(1)
To elect seven directors to the Board to serve until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified (Proposal 1);

(2)
To ratify the appointment of BPM LLP (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2);

(3)
To approve the Knightscope, Inc. 2022 Equity Incentive Plan (Proposal 3); and

(4)
To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

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Who can vote?

Stockholders of record of our capital stock at the close of business on the record date of April 28, 2022 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting. Our capital stock currently outstanding consists of our Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series m Preferred Stock, Series m-2 Preferred Stock and Series S Preferred Stock.
Each share of Series A Preferred Stock, Series B Preferred Stock and Series m-2 Preferred Stock (collectively known as “Super Voting Preferred Stock”) is convertible at the option of the holder at any time into shares of Class B Common Stock at the then-applicable conversion rate. Each share of Series m and Series S Preferred Stock (collectively known as “Ordinary Preferred Stock”) is convertible at the option of the holder at any time into shares of Class A Common Stock at the then-applicable conversion rate. Holders of Class A Common Stock, Class B Common Stock, the Super Voting Preferred Stock and the Ordinary Preferred Stock vote together as a single class. Each holder of preferred stock is entitled to the number of votes equal to the number of votes for each such share of common stock into which such preferred stock could then be converted. Fractional votes upon conversion will be disregarded.
Each share of Class A Common Stock is entitled to one (1) vote per share as of the Record Date, and each share of Class B Common Stock is entitled to ten (10) votes per share as of the Record Date. For additional information, see our Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022. Cumulative voting is not permitted.
As of the Record Date, the following number of shares of each class were issued and outstanding: (i) Class A Common Stock – 24,318,893 shares, (ii) Class B Common Stock – 10,527,087 shares, (iii) Series A Preferred Stock – 3,948,835 shares, (iv) Series B Preferred Stock – 3,541,767 shares, (v) Series m Preferred Stock – 1,981,204 shares, (vi) Series m-2 Preferred Stock – 826,666 shares and (vii) Series S Preferred Stock – 2,826,150 shares.
A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for the 10 days prior to the Annual Meeting at www.envisionreports.com/KSCP. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend.
To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee to obtain the control number or otherwise vote through the broker, bank or other nominee. If you lose the control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date.
The Annual Meeting webcast will begin promptly at 9:00 a.m. Pacific Daylight Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 8:45 a.m. Pacific Daylight Time, and you should allow ample time for the check-in procedures.

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What is the difference between a stockholder of record and a beneficial holder?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Annual Meeting.
Beneficial Holder
If your shares are held in a stock brokerage account or by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank or other nominee is the stockholder of record and has forwarded proxy materials to you as beneficial holder. As the beneficial holder, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you have the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares.
How do I vote?

Stockholder of Record
If you are a stockholder of record, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from us in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the proxy card included with the materials. Finally, you can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.meetnow.global/MCPTMNT.
Beneficial Holder
If you are a beneficial holder, you can vote over the phone or on the internet prior to the Annual Meeting by following the instructions you received from your broker, bank or other nominee in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the voting instruction card included with the materials. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible. You can vote online at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.meetnow.global/MCPTMNT. If you are a beneficial owner who does not have a control number, you may gain access to the Annual Meeting by logging into your brokerage firm’s website and selecting the shareholder communications mailbox to link through to the Annual Meeting.
If you do not give your broker, bank or other nominee instructions as to how to vote, under the rules of the New York Stock Exchange (“NYSE”), your broker, bank or other nominee may not vote your shares on any of the proposals without your instructions, other than the ratification of the appointment of our independent registered public accounting firm. Please be sure to return your voting instructions to your broker, bank or other nominee so that your vote is

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counted. The voting deadlines and availability of telephone and internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.
Multiple Holdings
If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.
How can I attend and vote at the Annual Meeting?

This year’s Annual Meeting will be held entirely online live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.meetnow.global/MCPTMNT. If you were a stockholder as of the Record Date and you have your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.
A summary of the information you need to attend the Annual Meeting online is provided below:
•
To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

•
The Annual Meeting webcast will begin promptly at 9:00 a.m. Pacific Daylight Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 8:45 a.m. Pacific Daylight Time, and you should allow ample time for the check-in procedures.

•
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.meetnow.global/MCPTMNT.

•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.meetnow.global/MCPTMNT on the day of the Annual Meeting.

•
Questions pertinent to Annual Meeting and other matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters, and therefore, will not be answered. Any questions that cannot be answered during the meeting due to time constraints will be posted online and answered at the “Investors” section of our website at https://ir.knightscope.com/. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available for one week after posting.

To attend and participate in the Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee

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to obtain your control number or otherwise vote through the broker, trustee, bank or other holder of record. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Can I change or revoke my vote?

If you are a stockholder of record, you may change your vote at any time prior to the vote at the Annual Meeting by taking any of the following actions:
•
submitting a new proxy with a later date using any of the available methods described above;

•
providing a written revocation to our Corporate Secretary; or

•
voting online at the Annual Meeting by following the instructions at www.meetnow.global/MCPTMNT.

If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank or other nominee following the instructions they provided to you. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain your control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Annual Meeting online will not, by itself, automatically revoke your proxy.
What is the quorum requirement for the Annual Meeting?

A quorum of stockholders is necessary for any action to be taken at the Annual Meeting (other than adjournment or postponement of the Annual Meeting). A quorum exists if stockholders holding a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting in person, or by means of remote communication, or by proxy. If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under NYSE rules.
How will my shares be voted at the Annual Meeting?

Your shares will be voted in accordance with your properly submitted instructions.

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Stockholders of Record
If you are a stockholder of record and you submit a proxy but do not include voting instructions on a matter, your shares will be voted in favor of each of the nominees named in Proposal 1 and in favor of each of Proposals 2 and 3 in accordance with the recommendations of our Board. If any other matters are properly presented for a vote at the Annual Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.
Beneficial Holders and Broker Non-Votes
If you are a beneficial holder and you do not provide voting instructions to your broker, bank or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under NYSE rules, these organizations have the discretion to vote your shares on routine matters, such as the ratification of the appointment of BPM as our independent registered public accounting firm for the year ended December 31, 2022 (Proposal 2). However, they do not have the discretion to vote your shares on non-routine matters, including the other proposals up for a vote (Proposals 1 and 3). The unvoted shares are called “broker non-votes.” Shares that constitute broker non-votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.
What are the voting requirements for each matter?

Proposal	Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
(1) To elect seven directors to the Board to serve until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified	More votes FOR than AGAINST	No effect	No	No effect
(2) To ratify the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2022	More votes FOR than AGAINST	No effect	Yes	Not applicable
(3) To approve the Knightscope, Inc. 2022 Equity Incentive Plan	More votes FOR than AGAINST	No effect	No	No effect
What are the recommendations of the Board?

Our Board recommends that you vote:
•
“FOR” each director nominated by our Board to serve until the 2023 annual meeting of stockholders (Proposal 1);

•
“FOR” the ratification of the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and

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•
“FOR” the approval of the Knightscope, Inc. 2022 Equity Incentive Plan (Proposal 3).

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.
Who will pay the costs of soliciting votes for the Annual Meeting?

We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.
How can I find the results of the voting after the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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PROPOSAL 1 – ELECTION OF DIRECTORS
Our Board currently consists of seven directors and is not classified. All directors are elected at each annual meeting of stockholders and hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The seven persons named below, each of whom currently serves on our Board, have been recommended by the independent members of our Board, and nominated to serve on the Board until our 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualify. The Board has no reason to believe that any of the persons named below as a nominee for our Board will be unable, or will decline, to serve as a member of the Board if elected. Each of the nominees has consented to being named in this proxy statement.
In addition, the Board has determined that all of our directors, other than William Santana Li, our Chairman and Chief Executive Officer, are independent under applicable SEC and Nasdaq rules. A plurality of votes cast is necessary for the election of a director. There is no cumulative voting in the election of directors.
When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. The independent members of the Board commit to regularly review Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Board believes these latest directors have provided valuable experience and insight, along with diversity to the Board. The Board is committed to ensuring the Board functions effectively and with appropriate diversity and expertise, including representation of women and minorities. Accordingly, as of May 2, 2022, 100% of our directors are diverse, with 86% of our directors being female. Although the Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, to help ensure that the Board remains aware of, and responsive to, the needs and interests of our customers, stockholders, employees and other stakeholders, the Board believes it is important to identify otherwise qualified director candidates that would increase the gender, racial, ethnic and/or cultural diversity of the Board. Similarly, we believe that a Board made up of highly qualified individuals from diverse backgrounds is important to the long-term success of our business, in addition to promoting better corporate governance and performance and effective decision-making and strategic planning. Accordingly, when considering the nomination of new directors, the Board is committed to including diversity as a factor that will be taken into consideration to ensure that the composition of the Board reflects a broad diversity of experience, profession, expertise, skill, and background, including gender, racial, ethnic and cultural diversity. The Board does not assign a specific weight to the various factors it considers in evaluating potential new candidates to the Board, and no particular criteria is necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Board considers each candidate’s qualifications in light of the then-current mix of Board attributes, including diversity.
In identifying potential candidates for the Board, the independent directors generally rely on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include its and the Board’s network of contacts, corporate search resources, and, if the Board deems appropriate, a professional search firm. The Board will also ensure that it requests that any search firm that the Board engages include candidates with diversity of gender, race, ethnicity and culture in its pool of potential director

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candidates. By utilizing a broad variety of resources as deemed appropriate by the Board in light of the then-current mix of Board attributes and any previously identified potential candidates, the Board believes it will be able to identify, evaluate and consider a diverse range of qualified candidates.
The independent directors of the Board will consider suggestions by stockholders of possible future nominees. The independent directors of the Board do not intend to alter its criteria for evaluating potential director candidates, including the criteria described above, in the case of director candidates recommended by stockholders. Stockholders may recommend individuals to the independent directors of the Board for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials and, if the stockholder is not a stockholder of record, a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to the independent directors of the Board, c/o Secretary, Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the Board, by following the procedures set forth below under the heading “Stockholder Proposals.”
Nominees for Election as Directors
The table below sets forth the names and biographical information of each of the directors nominated for election at the Annual Meeting.
Name	Title/Position	Age
William (“Bill”) Santana Li	Chairman and Chief Executive Officer	52
Kristi Ross	Director	53
Linda Keene Solomon	Director	57
Jackeline V. Hernandez Fentanez	Director	57
Patricia L. Watkins	Director	62
Patricia Howell	Director	54
Suzanne Muchin	Director	54
Directors
William (“Bill”) Santana Li has served as Chairman and Chief Executive Officer (“CEO”) since April 2013, when he co-founded the Company. Mr. Li is an American entrepreneur with over 30 years of experience from working in the global automotive sector and founding and leading a number of startups. From 1990 to 1999, Mr. Li held multiple business and technical positions at Ford Motor Company across four continents. His positions at Ford ranged from component, systems, and vehicle engineering with the Visteon, Mazda, and Lincoln brands; to business and product strategy on the United States youth market, India, and the emerging markets in Asia-Pacific and South America; as well as the financial turnaround of Ford of Europe. In addition, he was on the “Amazon” team, which established an all-new modular plant in Brazil. Subsequently, he served as Director of Mergers & Acquisitions. After internally securing $250 million in financing, Mr. Li founded and served as COO of GreenLeaf LLC, a Ford Motor Company subsidiary that became the world’s second largest automotive recycler. Under his leadership, GreenLeaf grew to more than 600 employees, 20 locations worldwide, and annual sales of approximately $150 million. After successfully establishing GreenLeaf, Mr. Li was recruited by SoftBank Venture Capital to establish and serve as the President and CEO of the Model E Corporation, a newly established automobile manufacturer that focused on the “Subscribe and

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Drive” model in California. Mr. Li also founded Carbon Motors Corporation in 2003, and as its Chairman and CEO until February 2013, focused it on developing the world’s first purpose-built law enforcement patrol vehicle. Carbon Motors Corporation filed for Chapter 7 liquidation in June 2013. Mr. Li earned a BSEE from Carnegie Mellon University and an MBA from the University of Detroit Mercy. He is married to Mercedes Soria, the Company’s Chief Intelligence Officer. We believe Mr. Li is qualified to serve on our Board due to his more than 30 years of experience in various industries, including as our Chairman and CEO, and co-founder of the Company.
Kristi Ross has served as a member of our Board since January 2022. Ms. Ross is the Co-Founder, Co-Chief Executive Officer and President of tastytrade, Inc. (“tastytrade”), launched in 2011. Tastytrade is an online financial network that includes a FINRA authorized broker-dealer subsidiary, tastyworks. In 2021, tastytrade was acquired by IG Group Holdings PLC for over $1 billion. Ms. Ross serves on the IG Group North America board of directors and IG Group executive committee, as well as the board of directors of 1871, a non-profit innovation hub since 2016. Since 2015, Ms. Ross served on the ChicagoNEXT Fintech Council of World Business Chicago and Co-Chaired the Capital and Finance Committee of the P33 Technology Initiative in 2018 to 2019. Commencing in 2004 to 2010, Ms. Ross was the CFO of thinkorswim Group, Inc., as a private company, and managing director and from 1998 to 2004, she was the CFO of Automated Trading Desk Specialists, a stock specialist firm on the Chicago Stock Exchange. In 1990, Ms. Ross earned a BBA, majoring in accounting, from St. Norbert College. We believe Ms. Ross is qualified to serve on our Board due to her extensive financial and accounting expertise.
Linda Keene Solomon has served as a member of our Board since January 2022. Ms. Solomon currently serves as Chief Executive Officer of Wellspring Solutions, Inc., a position she has held since 2016. Prior to Wellspring Solutions, she served at global accounting and consulting firm Deloitte LLP from 1990 to 2016 where she built their Federal Government Services practice. Ms. Solomon led Deloitte’s homeland security consulting practice from 2004 until 2014 and currently advises national security and law enforcement companies who serve federal, state, and local government agencies. In addition, she has served as Executive Officer and Director on the Homeland Security and Defense Business Council. Ms. Solomon earned a BA in Computer Mathematics, a minor in French, and an MBA from the NYU Stern School of Business. We believe Ms. Solomon is qualified to serve on our Board due to her significant experience with security, law enforcement and the government.
Jackeline (“Jackie”) V. Hernandez Fentanez has served as a member of our Board since January 2022. Ms. Hernandez Fentanez is a founding member of Plug and Play since its inception in 2006. Ms. Hernandez serves as its Senior Vice President of global partnerships. Ms. Hernandez Fentanez graduated from the National Autonomous University of Mexico with a major in chemistry and a concentration in immunology. She has been a speaker at several international forums such TEDx, Stanford University, ClimateKIC Europe, as well as international universities and incubators. We believe Ms. Hernandez Fentanez is qualified to serve on our Board due to her background in the industry, including with autonomous products.
Patricia (“Patty”) L. Watkins has served as a member of our Board since January 2022. Ms. Watkins has been a Managing Partner of M.O.R.E. SALES Advisors, a sales and marketing advisory firm providing services to technology firms since 2019. In 2019, she served as the Vice President of Sales for the Americas and Europe, and for Conversation AI, SaaS, Software and Services for Avaamo, Inc. From 2017 to 2019, she served as Vice President of Sales for Genesys, Inc., a provider of cloud and on-premise customer engagement solutions, she served as VP of sales for Motionloft, a provider of sensor and analytics solutions in 2017, and from 2015 to 2106, she served SA Global Vice President of Sales for Internap Holding LLC, a global

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provider of infrastructure solutions. She possesses over 20 years of experience in senior executive roles in the global technology sector, including at HP, AT&T and Teradata, with a background that expands hardware, software, SaaS, Cloud, customer experience, data analytics, machine learning and artificial intelligence. Ms. Watkins holds a BBA from the University of Texas, in Austin (with honors), and an MBA from Santa Clara University where she was a member of Beta Gamma Sigma, the International Business Honor Society. We believe Ms. Watkins is qualified to serve on our Board due to her extensive technology and software experience.
Patricia (“Trish”) Howell has served as a member of our Board since January 2022. Ms. Howell has approximately 30 years of experience leading operations functions in multiple industries. She joined Avail Medsystems, Inc. as Vice President, Manufacturing in February 2021. Ms. Howell also serves as the Independent Director and Audit Committee Chair of CVR Medical, where she was appointed in March 2020. From December 2019 to February 2021, Ms. Howell was Vice President of Operations at Stryker Corporation (formerly ZipLine Medical, where she held the same role from 2016-2019). From 2013-2016, Ms. Howell served as Vice President of Operations at Pulmonx Corporation where she led manufacturing, quality, and supply chain. Ms. Howell holds a BS in Mechanical Engineering from the University of Michigan and an MBA in Finance from the University of Michigan-Dearborn. She is also a member of the National Association of Corporate Directors. We believe Ms. Howell is qualified to serve on our Board due to her significant operations and corporate governance experience.
Suzanne Muchin has served as a member of our Board since February 2022. Ms. Muchin is a Clinical Associate Professor at the Kellogg School of Management where she has served since September 2019, and is a graduate of Tufts University. Ms. Muchin is also co-Founder and has been the CEO of Bonfire, a company created to ignite the power of women to change the rules of the modern workforce, since 2019. Ms. Muchin co-hosts the popular podcast, The Big Payoff, with her Bonfire co-Founder and long-time business partner, Rachel Bellow. Ms. Muchin is a leader in Chicago’s entrepreneurship community, helping build the brands and social impact strategies for some of the city’s most well-known organizations and initiatives including 1871, MATTER, Impact Engine and P33. Ms. Muchin was inducted into the Chicago Entrepreneurship Hall of Fame in 2013 for her own ventures. Ms. Muchin is a member of the Wexner Heritage Foundation, an LP and Advisory Board member at MATH Venture Partners, a board member of 1871, and this year received the Human Rights Medallion Award from the American Jewish Committee. We believe Ms. Muchin is qualified to serve on our Board due to her extensive academic and leadership experience.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN DIRECTOR NOMINEES.

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Board Diversity Matrix (As of May 2, 2022)
Total Number of Directors:	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	6	1	–	–
Part II: Demographic Background
African American or Black	1	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian	–	–	–	–
Hispanic or Latinx	1	1	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	4	–	–	–
Two or More Races or Ethnicities	–	1	–	–
LGBTQ+	–	–	–	–
Did Not Disclose Demographic Background	–	–	–	–

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PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF BPM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected BPM to serve as our independent registered public accounting firm for the year ending December 31, 2022, and our Board is asking stockholders to ratify this selection. Stockholder approval or ratification is not required to appoint BPM; however, our Board believes that submitting the appointment of BPM to stockholders for ratification is good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain BPM. If the selection of BPM is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that a change would be in the best interest of the Company and our stockholders.
In selecting BPM, the Audit Committee considered several factors, including the following:
•
The Audit Committee’s and management’s assessments of BPM’s performance;

•
BPM’s independence and integrity; and

•
BPM’s fees and the quality of services provided to us.

BPM has served as our independent registered public accounting firm since 2020. To our knowledge, neither BPM nor any of its members has any direct or material indirect financial interest in Knightscope or any connection with Knightscope in any capacity other than as our independent registered public accounting firm. A representative of BPM is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.
The following table presents fees billed or to be billed by BPM for the audit of our financial statements and for other services provided in the years ended December 31, 2021 and 2020. All of these services and fees were pre-approved by the sole director, which occurred prior to the initial listing on Nasdaq.
	2021	2020
Audit Fees	$531,700	$141,069
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total Fees	$531,700	$141,069
Audit Fees include fees associated with the annual audit of our financial statements and for issuing a report thereon; the review of our periodic reports; accounting consultations; services related to, or required by, statute or regulation, such as consents; and other audit services related to SEC and other regulatory filings. In addition, Audit Fees paid to BPM in 2021 includes $166,907 in fees for the re-audit of the 2019 fiscal year in accordance with Public Company Accounting Oversight Board (United States) standards. The Audit Committee has concluded that the provision of these non-audit services is compatible with maintaining the independence of BPM.
Audit Committee Pre-Approval Policy and Procedures
Under its charter, the Audit Committee is responsible for approving the fees and any other significant compensation paid to our independent registered public accounting firm and pre-approving any non-audit services to be performed by our independent registered public accounting firm. The pre-approval requirement may be waived only if the non-audit services

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meet a de minimis exception allowed by law. In carrying out this responsibility, the Audit Committee follows the following general procedures for the preapproval of non-audit services:
•
If applicable, each year the Audit Committee reviews and pre-approves a schedule of the proposed non-audit services and estimated fees to be provided by the independent registered public accounting firm during the next annual audit cycle.

•
Actual amounts paid to the independent registered public accounting firm are monitored by management and reported to the Audit Committee.

•
Any non-audit services proposed to be provided by the independent registered public accounting firm and the related fees that have not been pre-approved during the annual review by the Audit Committee must be pre-approved by the Audit Committee in advance of any work performed (unless the services meet the de minimis exception allowed by law).

•
Incremental fees for previously approved non-audit services that are expected to exceed the previously approved fee estimate must also be pre-approved by the Audit Committee.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

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AUDIT COMMITTEE REPORT
The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of Knightscope’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (b) the qualifications, independence, and performance of Knightscope’s independent registered public accounting firm, (c) the performance of Knightscope’s internal audit function, and (d) other matters as set forth in the charter of the Audit Committee approved by the Board.
Management is responsible for Knightscope’s financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. BPM, as Knightscope’s independent registered public accounting firm, is responsible for performing an independent audit of Knightscope’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee reviewed and discussed with management and BPM the audited financial statements of Knightscope for the year ended December 31, 2021. The Audit Committee also discussed with BPM the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and the letter from BPM required by the applicable requirements of the PCAOB regarding BPM’s communications with the Audit Committee concerning independence and has discussed with BPM its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of Knightscope be included in Knightscope’s Annual Report on Form 10-K for the year ended December 31, 2021, that was filed with the SEC.
The Audit Committee
Kristi Ross (Chair)
Linda Keene Solomon
Patricia Howell

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PROPOSAL 3 – APPROVAL OF THE KNIGHTSCOPE, INC. 2022 EQUITY INCENTIVE PLAN
Background
We are asking our stockholders to approve the Knightscope, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan is intended to replace our 2016 Equity Incentive Plan (the “2016 Plan”). If our stockholders approve the 2022 Plan, no new awards will be granted under the 2016 Plan. If our stockholders do not approve the 2022 Plan, the 2016 Plan will remain in effect, but it does not have a sufficient share reserve remaining to make meaningful grants thereunder.
Equity compensation has been an integral part of our overall employee compensation program since our inception and reflects our philosophy that employees should be given the opportunity to be owners in the Company. Board, our Compensation Committee and our management all believe equity compensation is vital to our continued ability to attract, retain and motivate the individuals critical to our success, particularly in the competitive market in which we operate for talent.
We are asking our shareholders to approve 5,000,000 shares of Class A Common Stock for issuance under the 2022 Plan. In addition, any shares available for new grants under the 2016 Plan as of the date of stockholder approval of the 2022 Plan will become available for issuance under the 2022 Plan, as will any shares subject to stock options under the 2016 Plan and the 2014 Equity Incentive Plan (together, the “Prior Plans”) on the date of stockholder approval of the 2022 Plan that subsequently expire or terminate without being exercised. During the term of the 2022 Plan, the number of shares authorized for issuance under the 2022 Plan will increase each January 1st, beginning in 2023 and ending on (and including) January 1, 2032, by an amount equal to the lesser of (a) 5% of our outstanding Class A Common Stock and Class B Common Stock outstanding on December 31st of the immediately preceding calendar year and (b) a number of shares determined by our Board or the Compensation Committee.
Determination of Share Reserve
Our Board and the Compensation Committee considered a number of factors in determining the share reserve for the 2022 Plan, including the limited number of shares remaining available under the 2016 Plan, our past share usage, our estimate of the number of shares needed for future awards, a dilution analysis and competitive data from relevant peer companies.
Stockholder approval of the 2022 Plan is integral to continue providing broad-based equity incentives to our employees, non-employee directors and other individual service providers in amounts determined to be appropriate by our board and Compensation Committee. The 2022 Plan will allow us to continue to attract, retain and motivate individuals essential to achieving our business objectives and continued growth, provide appropriate incentives to such individuals to exert their best efforts on behalf of the Company, and align their interests with those of our stockholders. If this proposal is not approved, we believe we would be at a significant disadvantage for recruiting, retaining and motivating those individuals who are critical to our success. Based on the factors above, the Board believes that the share reserve under the 2022 Plan is reasonable and appropriate at this time.
As of April 21, 2022, approximately 24,274,027 shares of our Class A Common Stock were outstanding and 10,549,478 shares of our Class B Common Stock were outstanding. On April 21, 2022, the closing price of our Class A Common Stock on the Nasdaq Global Market was $4.28 per share.

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Summary of the 2022 Plan
The principal features of the 2022 Plan are summarized below. This summary does not contain all information about the 2022 Plan and does not purport to be a complete description. A copy of the complete text of the 2022 Plan is attached to this proxy statement as Appendix A, and the following description is qualified in its entirety by reference to Appendix A.
Purpose.   The purpose of the 2022 Plan is to attract, retain and motivate our employees, officers, directors, independent contractors and other individual service providers to the Company and our related companies, such as our subsidiaries, by providing them with the opportunity to acquire an equity interest in the Company and to align their interests and efforts to the long-term interests of our stockholders.
Administration.   Our Board and/or the Compensation Committee is authorized to administer the 2022 Plan. Subject to applicable law, our Board or the Compensation Committee may delegate concurrent administration of the 2022 Plan to different committees consisting of one or more members of our board or to one or more executive officers in accordance with the 2022 Plan’s terms and any prescribed limits on such delegated authority. References to the “committee” below are, as applicable, to our Board, the Compensation Committee, or any other committee or executive officer to whom authority to administer the 2022 Plan is delegated.
Subject to the terms of the 2022 Plan, the committee is authorized to select the individuals to be granted awards and to determine the types of awards to be granted, the number of shares subject to awards, the vesting terms of awards, and the other terms, conditions and provisions of such awards. The committee is authorized to interpret the 2022 Plan, to establish rules for its administration, and to make any other determination necessary or advisable for the administration of the 2022 Plan. All decisions, determinations and interpretations by the committee will be final, conclusive and binding on all persons.
No Stock Option Repricing Permitted.   The committee is not permitted, without stockholder approval, to (a) reduce the exercise or grant price of a stock option or stock appreciation right (“SAR”) after it is granted, (b) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying shares, in exchange for cash, another stock option or SAR, or other equity award (unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar transaction), or (c) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.
Eligibility.   Awards may be granted under the 2022 Plan to our employees, officers, directors, consultants, advisors and independent contractors and those of our related companies, such as subsidiaries, selected by the committee. As of March 31, 2022, approximately 60 employees, including six executive officers, and six non-employee directors would be eligible to participate in the 2022 Plan.
Share Reserve.   The 2022 Plan authorizes the issuance of up to 5,000,000 shares of Class A Common Stock. The following shares also are available for issuance under the 2022 Plan:
•
shares previously available for new grants under the 2016 Plan as of the date of stockholder approval of the 2022 Plan; as of March 31, 2022, 423,586 shares of Class A Common Stock remained available for new grants under the 2016 Plan; and

•
shares subject to outstanding stock options under the Prior Plans as of the date of stockholder approval of the 2022 Plan that subsequently cease to be subject to such

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stock options (other than by reason of exercise of such stock options); as of March 31, 2022, 8,493,831 shares of Class A and Class B Common Stock were subject to outstanding stock options under the Prior Plans.
The number of shares authorized under the 2022 Plan will be increased each January 1st, beginning January 1, 2023 and ending on (and including) January 1, 2032, by an amount equal to the lesser of (a) 5% of our outstanding Class A Common Stock and Class B Common Stock outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share) and (b) a number of shares determined by the committee.
The following shares will become available again for issuance under the 2022 Plan:
•
shares subject to awards that lapse, expire, terminate or are canceled prior to the issuance of the underlying shares or that are subsequently forfeited to or otherwise reacquired by us;

•
shares withheld by or tendered to us as payment for the purchase price of an award or to satisfy tax withholding obligations related to an award; and

•
shares subject to an award that is settled in cash.

Awards granted in assumption of or in substitution for awards previously granted by a company we acquire will not reduce the number of shares authorized for issuance under the 2022 Plan. Dividends or dividend equivalents paid in shares with respect to an award also will not reduce the share reserve, under the committee determines otherwise.
A maximum of 15,000,000 shares may be issued upon the exercise of incentive stock options during the term of the 2022 Plan, subject to the share limits above.
Only Class A Common Stock may be issued under the 2022 Plan. Shares will be drawn from authorized and unissued shares or treasury shares, which may include shares subsequently reacquired by us.
Adjustments.   In the event of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend or similar change in the Company’s corporate or capital structure that relates to the Class A Common Stock, the committee will make proportional adjustments to the maximum number and kind of securities (i) available for issuance under the 2022 Plan, (ii) issuable as incentive stock options, (iii) subject to any outstanding award, including the per share price of such securities, and (iv) any other award terms that are affected by the change, in each case as necessary to prevent the diminution or enlargement of rights under the 2022 Plan.
Types of Awards.   The 2022 Plan permits the grant of any or all of the following types of awards:
•
Stock Options.   The committee may grant either incentive stock options, which are intended to comply with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options. The committee will determine the vesting terms for stock options. The exercise price of stock options granted under the 2022 Plan must be at least equal to 100% of the fair market value of the Class A Common Stock on the grant date (or if no price is available on such date, on the most recent date preceding the grant date on which such price is available), except in the case of stock options assumed or substituted for in acquisition transactions. Unless the committee determines otherwise, “fair market value” means, as of a given date, the closing price of our Class A Common Stock. Stock options have a maximum term of 10 years from the grant date, subject to earlier termination following a participant’s

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termination of employment or service relationship with us. Unless an award agreement provides otherwise, vested stock options may be exercised for up to three months after termination of service other than terminations by reason of death or disability, in which case the stock options may be exercised for up to one year thereafter. Stock options automatically terminate upon a termination for cause, unless the committee determines otherwise. In no event may a stock option be exercised after expiration of its maximum term.
•
Stock Appreciation Rights (“SARs”).   The committee may grant SARs. Upon exercise, SARs are the right to receive, for each SAR exercised, payment in shares or cash, or in a combination of shares and cash, equal to the excess of the share’s fair market value on the date of exercise over the SAR grant price. The term of a SAR cannot exceed 10 years, and its grant price must be at least equal to 100% of the fair market value of the Class A Common Stock on the grant date (or if no price is available on such date, on the most recent date preceding the grant date on which such price is available), except in the case of SARs assumed or substituted for in acquisition transactions.

•
Stock Awards, Restricted Stock Awards and Restricted Stock Units.   The committee may grant awards of shares, or awards denominated in units of stock. These awards may be subject to vesting conditions, or repurchase or forfeiture restrictions, which may be based on continuous service with the Company or a related company over a prescribed vesting period or the achievement of specified performance criteria, in each case as determined by the committee. Unless the committee determines otherwise, holders of stock awards and restricted stock awards will have the rights of stockholders upon the issuance of such awards. Restricted stock units entitle the recipients to acquire shares upon satisfaction of the applicable vesting conditions or restrictions.

•
Performance Awards.   The committee may grant performance awards in the form of performance share units or performance units. Performance share units are units valued by reference to a designated number of shares, and performance units are units valued by reference to a designated amount of property other than shares. Both types of awards may be payable in shares, cash or other property, or a combination thereof, upon the attainment of performance criteria and other terms and conditions as established by the committee.

•
Other Stock or Cash-Based Awards.   The committee may grant other awards payable in cash or in shares, subject to the 2022 Plan and any other terms and conditions determined by the committee.

Non-Employee Director Compensation Limit.   No member of our Board who is also not an employee of the Company or a related company may be granted awards or cash compensation for service as a director that exceeds in the aggregate $750,000 in value (with the value of awards denominated in shares computed based on the grant date fair value for such awards in accordance with applicable financial accounting standards). The Board or an authorized committee thereof may increase such limit to $1,000,000 for an individual director who is appointed during the fiscal year or who serves as the non-executive chairperson of the Board, as lead independent director, or as a member of a specially formed committee of the board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation to such non-employee director. Awards granted in previous calendar years will not count against the award limits in subsequent calendar years, even if the awards from previous calendar years are earned, vested or otherwise settled in calendar years following the calendar year in which they are granted.
Limited Transferability.   Awards (other than vested stock awards) generally may not be transferred, except by will or the laws of descent and distribution, unless the committee approves a transfer other than for value that complies with applicable law.

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Change of Control or Liquidation.   Unless otherwise provided in an award agreement or in a written agreement or policy between a participant and us, the following will apply in the event of a change of control:
•
Outstanding awards that vest based on continued employment or service will become vested and exercisable or payable, and all applicable restrictions or forfeiture provisions will lapse, only if and to the extent the awards are not converted, continued, assumed, substituted for or replaced by a successor company.

•
Performance share units, performance units and other performance-based awards that are earned and outstanding as of the date of the change of control and for which the payout level has or could be determined will be payable based on such performance in accordance with the terms of the award agreement. Performance share units, performance units and other performance-based awards for which the payout level has not be determined will be payable in accordance with the award agreement or as otherwise permitted under Section 409A of the Code.

•
Alternatively, the committee may provide that a participant’s outstanding awards will terminate upon or immediately prior to the change of control in exchange for cash or other property equal to the difference between the per share consideration payable to holders of Class A Common Stock in the change of control and the per share exercise price or grant price for such awards. This amount may be payable with respect to only the vested portions of awards or also with respect to the unvested portions, as determined by the committee.

“Change of control” generally means the occurrence of any of the following events, unless otherwise defined in an award agreement or in a written employment, services or other agreement between a participant and the Company or a related company:
•
an acquisition by any person, entity or group of beneficial ownership of 50% or more of either (i) the then outstanding shares of common stock of the Company or (ii) the total voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors, subject to certain exceptions set forth in the 2022 Plan;

•
a change in the composition of the Company’s Board during any one-year consecutive period, such that the incumbent board members cease to constitute at least a majority of the board (excluding directors whose election, or nomination for election by the stockholders, was approved by a majority of the incumbent board authorized to vote on such matter); or

•
the consummation of a “company transaction,” which is generally defined as a merger or consolidation, a sale of all of the Company’s outstanding shares of common stock or voting securities, or a sale, lease or other transfer of all or substantially all of the consolidated assets of the Combined Company, unless

◦
after such transaction, the beneficial owners of the outstanding shares of common stock and the voting securities immediately prior to the transaction retain at least 50% of the shares of common stock and the total voting power of the then outstanding voting securities of the company resulting from such transaction;

◦
no person, entity or group beneficially owns more than 50% of the outstanding shares of common stock or the total voting power of the outstanding voting securities of the company resulting from such transaction; and

◦
at least a majority of the Board of the company resulting from such transaction were incumbent directors of the Company prior to such transaction.

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If the Company dissolves or liquidates, unless the committee determines otherwise, outstanding awards will terminate immediately prior to such dissolution or liquidation.
Recoupment.   Awards granted under the 2022 Plan are subject to recovery pursuant to any clawback or recoupment requirements set forth in an award agreement, any clawback policy applicable to awards, or any compensation recovery policy that is required by applicable law.
Amendment and Termination.   Our Board or the Compensation Committee is permitted to amend the 2022 Plan or any outstanding award thereunder, except that only our board is permitted to amend the 2022 Plan if stockholder approval of the amendment is required by applicable law, regulation or stock exchange rule. Amendment of an outstanding award generally may not materially adversely affect a participant’s rights under the award without the participant’s consent, subject to certain limited exceptions set forth in the 2022 Plan.
Our Board or the Compensation Committee may suspend or terminate all or any portion of the 2022 Plan at any time, but in such event, outstanding awards will remain outstanding in accordance with their existing terms and conditions. Unless sooner terminated by our Board or the Compensation Committee, the 2022 Plan will terminate on the tenth anniversary of its approval by stockholders.
U.S. Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the 2022 Plan generally applicable to us and to participants in the 2022 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Stock Options.
Nonqualified Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the underlying shares on the grant date and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the stock option exercise price.
Incentive Stock Options.   A participant generally will not recognize taxable income upon the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of

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(a) one year from the date the participant exercised the stock option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price.
Stock Appreciation Rights.   A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of the stock on the grant date and no additional deferral feature. Upon exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Unrestricted Stock Awards.   Upon receipt of a stock award that is not subject to forfeiture, vesting or other similar restrictions, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the participant with respect to the shares. When a participant sells the shares, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.
Restricted Stock Awards, Restricted Stock Units, Performance Share Units and Performance Units.   A participant generally will not have taxable income upon the grant of restricted stock awards, restricted stock units, performance share units or performance units. Instead, the participant generally will recognize compensation taxable as ordinary income at the time of vesting or payout, as applicable, equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock awards only, a participant may instead elect to be taxed at the time of grant if the participant makes a timely and proper Section 83(b) election for the award.
Other Stock or Cash-Based Awards.   The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of the award.
Tax Consequences to the Company.   In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.
Section 409A of the Code.   We intend that awards granted under the 2022 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.
Tax Withholding.   We are authorized to deduct or withhold from any award granted or payment due under the 2022 Plan, or require a participant to remit to us or a related company,

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the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares or otherwise settle an award under the 2022 Plan until all tax withholding obligations are satisfied.
New Plan Benefits
All awards under the 2022 Plan will be made at the discretion of the committee. Therefore, the future benefits and amounts that will be received or allocated to individuals under the 2022 Plan are not determinable at this time. Consequently, no new plan benefits table is included in this proxy statement. In 2021, options for 1,000,000 shares of our Class A Common Stock were granted to executive officers as a group (2 persons), and awards for 1,415,000 shares of our Class A Common Stock were granted to employees other than executive officers as a group. No equity grants were made to our 6 non-employee directors in 2021. Subject to approval of the 2022 Plan, our non-employee directors will be eligible to receive stock options under the Company’s director compensation program, which became effective in January 2022 and is described under “Director Compensation.”
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE KNIGHTSCOPE, INC 2022 EQUITY INCENTIVE PLAN.
Equity Compensation Plan Information
The following table sets forth information as of March 31, 2021, regarding our 2014 Equity Incentive Plan and 2016 Equity Incentive Plan:
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	8,493,831	$3.12	423,586
Equity compensation plans not approved by security holders	—	—	—
Total	8,493,831	$3.12	423,586

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CORPORATE GOVERNANCE
Director Independence
Nasdaq listing rules require that a majority of the Board be comprised of independent directors. The Board has determined that Kristi Ross, Linda Keene Solomon, Jackie Hernandez Fentanez, Patty Watkins, Trish Howell, and Suzanne Muchin is each an “independent director” as defined under the applicable Nasdaq rules and SEC rules and regulations. Mr. Li is not independent due to his service as a current executive officer of the Company. The Board makes a determination regarding the independence of each director annually based on relevant facts and circumstances. Applying the standards and independence criteria defined by the Nasdaq listing standards, the Board has made a determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of her independent judgment in carrying out the responsibilities of a directors.
Board Leadership Structure and Roles in Risk Oversight
Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, our Chief Executive Officer serves as the Chairman of the Board, and all of our other directors and non-employee independent directors.
We believe this leadership structure benefits us because a combined Chief Executive Officer and Chairman role helps provide strong, unified leadership for our management team and Board. Furthermore, our customers, suppliers and other business partners have always viewed our Chief Executive Officer and Chairman as a visionary leader in our industry, and we believe that having a single leader is good for our business. Accordingly, we believe a combined Chief Executive Officer and Chairman position is the best governance model for our company and our stockholders at this time. The Board has not specifically designated any director as a lead independent director.
Our Board believes that this leadership structure, combined with our corporate governance policies and processes, creates an appropriate balance between strong and consistent leadership and independent oversight of our business. The Chairman chairs the meetings of our Board and stockholders, with input from the non-employee independent directors, and as such, our Board believes that a person with comprehensive knowledge of our Company is in the best position to serve such role.
Our Board believes that our current leadership structure and the composition of our Board protect stockholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board and management. Each of our other directors is “independent” under Nasdaq standards, as more fully described herein. The independent directors meet in executive sessions, without management present, during each regularly scheduled Board meeting and are very active in the oversight of our Company. In addition, our Board and each committee of Board has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.
Our Board believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 which is incorporated by reference herein, and in other filings that we

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periodically make with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.
Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. Our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks. Our Compensation Committee oversees risk management activities relating to our compensation policies and practices, and our independent directors as a whole oversees risk management activities relating to Board composition and management succession planning. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.
Attendance of Directors at Annual Meetings
While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We completed our listing on Nasdaq in January 2022 and did not have an annual meeting of shareholders in 2021.
Board and Board Committees
Prior to our initial listing on Nasdaq in January 2022, the Board consisted solely of one director, William Santana Li, we did not have any organized Board committees.
The Board has established an Audit Committee and a Compensation Committee. Our Board may establish other committees to facilitate the management of our business from time to time. Our Board delegates various responsibilities and authority to committees as generally described below. The Board committees regularly report on their activities and actions to the full Board.
The Board does not have a standing nominating committee. The Board believes it is appropriate not to have a nominating committee at this time because the entire Board participates in the consideration of director nominees. The Board will continue to assess the necessity of a nominating committee and will establish one, if necessary, in the future. In accordance with Nasdaq rules, director nominees are selected or recommended for selection by directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate.
Each of the committees operates under its own written charter as adopted by our Board, each of which is available on our website, www.ir.knightscope.com/corporate-governance/governance-overview. The information contained on, or accessible through, our website is not part of, or incorporated by reference in, the registration statement, of which this prospectus forms a part.

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The following table is a summary of our Board committee structure and members on each of our committees:
	Audit Committee	Compensation Committee
William Santana Li
Kristi Ross
Linda Keene Solomon
Jackeline V Hernandez Fentanez
Patricia L Watkins
Patricia Howell
Suzanne Muchin
Chair	Member	Financial Expert
Audit Committee
The Board has determined that the proposed chairperson of the Audit Committee can read and understand and will ensure that each member seated in the future will be able to read and understand fundamental financial statements and qualifies as an Audit Committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Global Market.
Our Board has determined that each of the directors serving on our Audit Committee is independent within the meaning of applicable Nasdaq rules and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that Ms. Ross qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules. In making this determination, our Board has considered the formal education and nature and scope of her previous experience.
Our Audit Committee, among other things, assists our Board with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence, and performance of the independent registered public accounting firm; and the design and implementation of our risk assessment and risk management. Among other things, our Audit Committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. The Audit Committee also discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of our financial affairs. Our Audit Committee is responsible for establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, our Audit Committee has direct responsibility for the appointment,

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compensation, retention, and oversight of the work of our independent registered public accounting firm. Our Audit Committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees, and all permissible non-audit engagements with the independent registered public accounting firm. Our Audit Committee reviews and oversees all related person transactions in accordance with our policies and procedures.
Compensation Committee
Our Board has determined that each of the directors serving on our Compensation Committee is independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the Compensation Committee.
Our Compensation Committee, among other things, assists our Board with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. Our Compensation Committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with him, evaluates the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act).
The Compensation Committee may form and delegate responsibility to subcommittees as it deems necessary or appropriate; provided that any subcommittee must meet all applicable independence requirements.
Risk Considerations in our Compensation Program
The Compensation Committee, or the sole director prior to the initial Nasdaq listing, conducted an assessment of our compensation policies and practices for our employees and concluded that these policies and practices are not reasonably likely to have a material adverse effect on our Company.
Codes of Conduct
We have a written code of conduct in place that applies to all our employees and directors, including our principal executive officer and principal financial officer. A copy of our code of conduct is available on our website at www.ir.knightscope.com/corporate-governance/governance-overview. We are required to disclose certain changes to, or waivers from, that code for our senior financial officer. We intend to use our website as a method of disseminating any change to, or waiver from, our code of conduct as permitted by applicable SEC rules.
Anti-Hedging and Pledging Policy — Prohibition on Short Sales, Hedging and Margin Accounts
Our Insider Trading Policy prohibits our officers, directors and all other employees from (i) engaging in short sales, (ii) buying or selling put or call positions in our securities, (iii) buying financial instruments designed to hedge or offset any decrease in the market value of our securities, and (iv) frequent trading of our securities to take advantage of fluctuations in share price. In addition, all of our officers and directors are prohibited from pledging, purchasing or selling our securities in margin accounts.
Communications with the Board
Any stockholder or other interested party may contact the Board, including any non-employee director or the non-employee directors as a group, or any individual director or

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directors, by writing to our Secretary at 1070 Terra Bella Avenue, Mountain View. CA 94043, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our Secretary for forwarding to the Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials. Information regarding the submission of comments or complaints relating to our accounting, internal accounting controls or auditing matters can be found on our website at www.knightscope.com.

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EXECUTIVE OFFICERS
The following table provides information regarding our executive officers (ages as of May 2, 2022):
Name	Title/Position	Age
William (“Bill”) Santana Li	Chairman and Chief Executive Officer	52
Stacy Dean Stephens	Chief Client Officer	50
Mallorie Burak	Chief Financial Officer	51
Mercedes Soria	Chief Intelligence Officer	48
Aaron J. Lehnhardt	Chief Design Officer	49
Peter M. Weinberg	General Counsel	61
Executive Officers
William (“Bill”) Santana Li. Mr. Li’s business background information is set forth under “Proposal 1 — Election of Directors — Directors” above.
Stacy Dean Stephens has served as our Chief Client Officer since May 2013 and co-founded the Company in April 2013. Previously, he co-founded Carbon Motors Corporation with Mr. Li, where he led marketing operations, sales, product management, partnership marketing and client service. At Carbon Motors, Mr. Stephens established the “Carbon Council,” a client interface and users group consisting of over 3,000 law enforcement professionals across all 50 states and actively serving over 2,200 law enforcement agencies. Carbon Motors Corporation filed for Chapter 7 liquidation in June 2013. Prior to co-founding Carbon Motors Corporation, Mr. Stephens served as a police officer for the Coppell (Texas) Police Department from 2000 to 2002. Mr. Stephens studied aerospace engineering at the University of Texas in Arlington. He subsequently earned a degree in criminal justice and graduated as valedictorian from Tarrant County College in Fort Worth, Texas. He is a member of the International Association of Chiefs of Police (“IACP”) and also sits on the IACP Division of State Associations of Chiefs of Police SafeShield Project, which seeks to critically examine existing and developing technologies for the purpose of preventing and minimizing officer injuries and fatalities.
Mallorie Burak has served as our Chief Financial Officer (“CFO”) since October 2020. Ms. Burak is an experienced financial executive, bringing over 28 years of expertise across a broad spectrum of industries ranging from early-stage start-ups to multi-national, public corporations. Prior to joining Knightscope, she served as CFO at ThinFilm Electronics ASA, an innovative solid-state lithium battery start-up, from 2019 to 2020 and Alta Devices, Inc., a GaAs thin-film solar technology start-up, from 2016 to 2019. Prior to Alta Devices Ms. Burak served as CFO at FriendFinder Networks, Rainmaker Systems, FoodLink, and Southwall Technologies. Ms. Burak has significant experience working with a variety of financing sources, both public and private, as well as significant experience leading and managing M&A related activities. Ms. Burak holds a BSBA and MBA from San Jose State University.
Mercedes Soria has served as our Chief Intelligence Officer since May 2013 and has been with Knightscope since April 2013. Ms. Soria is a technology professional with over 15 years of experience in systems development, life cycle management, project leadership, software architecture and web applications development. Ms. Soria led IT strategy development at Carbon Motors Corporation from 2011 until 2013. From 2002 to 2010, Ms. Soria was Channel Manager and Software Development Manager for internal operations at Deloitte & Touche LLP. From 1998 to 2002, Ms. Soria worked as a software developer at Gibson Musical Instruments leading the effort to establish its online presence. Ms. Soria obtained Bachelor and Master’s degrees in Computer Science from Middle Tennessee State University with honors, as well as

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an Executive MBA from Emory University. She is also a certified Six Sigma green belt professional and a member of the Society of Hispanic Professional Engineers. She is married to William Santana Li, the Company’s Chairman and Chief Executive Officer.
Aaron J. Lehnhardt has served as our Chief Design Officer since November 2015. Previously, from the Company’s inception in April 2013 until November 2015, Mr. Lehnhardt served as Chief Designer of the Company. From 2002 to April 2013, Mr. Lehnhardt was the co-owner of Lehnhardt Creative LLC where he worked on advanced propulsion vehicle design, personal electronics, product design, video game design, and concept development work. From 2004 to 2011, Mr. Lehnhardt was Chief Designer at California Motors (“Calmotors”), where he led the design for various concepts for HyRider hybrid vehicles, the Calmotors 1000 horsepower hybrid super car, Terra Cruzer super off-road vehicle, multiple vehicles for the U.S. Military, and various other hybrid and electric vehicles. He was also the lead designer and partner of Ride Vehicles LLC, a sister company to Calmotors, which worked on a 3-wheeled, standup personal mobility vehicle. Mr. Lehnhardt began his career in 1994 in the Large Truck Design Studio of Ford Motor Company, where he worked on the Aeromax and Excursion truck programs. Mr. Lehnhardt earned his Bachelor of Fine Arts in Transportation Design from the College for Creative Studies in Detroit, Michigan. He also served as an Alias 3D instructor at the College for Creative Studies.
Peter M. Weinberg has served as our General Counsel since July 2021. Prior to joining Knightscope, Mr. Weinberg served as General Counsel at solar cell designer and manufacturer, Alta Devices from 2015 to 2019. Prior to Alta Devices, he served as Legal Counsel in the communications and information technology company, NEC Corp. of America from 1999 to 2005 and was appointed General Counsel for semiconductor and technology solutions company, NEC Electronics America, where he served from 2005 to 2010. Mr. Weinberg started his legal career with design/builder Takenaka USA Corp, where he was recruited from Fordham University Law School in 1990 to be its first in-house counsel and served until 1999. In addition to his Fordham JD, Mr. Weinberg holds a BA from Stony Brook University and an MA from New York University.
Family Relationships
There are no family relationships among any of our directors and executive officers, except that William Santana Li, our Chairman and Chief Executive Officer, is married to Mercedes Soria, our Chief Intelligence Officer.

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EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation earned for services rendered during the years ended December 31, 2021 and 2020 for our Chief Executive Officer and the two most highly compensated executive officers who were serving as executive officers at the end of 2021. We refer to these individuals as our “named executive officers.”
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
William Santana Li Chairman and Chief Executive Officer	2021	300,000	230,000	—	530,000
	2020	264,262	180,000	—	444,262
Mallorie Burak Chief Financial Officer	2021	250,000	205,000	3,038,387	3,493,387
	2020	60,606	—	570,000	630,606
Peter Weinberg(2) General Counsel	2021	125,000	5,000	2,525,055	2,655,055

(1) Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (Financial Standards Accounting Board Accounting Standards Codification Topic 718 Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 5 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2021, which is incorporated by reference herein.
(2) Mr. Weinberg commenced service as our General Counsel in July 2021.
Narrative Disclosure to Summary Compensation Table
Principal Elements of Compensation
The compensation of the Company’s named executive officers is comprised of the following major elements: (a) base salary; (b) an annual, discretionary cash bonus; and (c) long-term equity incentives, consisting of stock options, restricted stock awards, performance compensation awards and/or other applicable awards granted under the Company’s equity incentive plan and any other equity plan that may be approved by the Board from time to time. These principal elements of compensation are described below.
Base Salaries
Base salary is provided as a fixed source of compensation for our executive officers. Adjustments to base salaries are reviewed annually and as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities, as well as to maintain market competitiveness.
Annual Bonuses
Annual bonuses may be awarded based on qualitative and quantitative performance standards and are designed to reward performance of our named executive officers individually. The determination of a named executive officer’s performance may vary from year to year depending on economic conditions and conditions in our industry and may be based on measures such as stock price performance, the meeting of financial targets against budget, the meeting of acquisition objectives and balance sheet performance.

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Long-Term Equity Incentives
Grants made under our equity incentive plan provide continual motivation for our officers, employees, consultants and directors to achieve our business and financial objectives and align their interests with the long-term interests of our stockholders. The purpose of grands made under our equity incentive plan is to promote greater alignment of interests between employees and stockholders, and to support the achievement of our longer-term performance objectives, while providing a long term retention element.
Employment Agreements
The Company has entered into an employment agreement with each named executive officer. In addition to their salaries, each named executive officer is eligible to receive an annual bonus initially targeted at 50% of his or her salary based upon the level of achievement of the applicable Company performance objectives, as determined by the Board in its discretion.
For 2021, the board set four performance metrics, each of which represented 25% of a potential annual bonus: (i) the Company consummating a special purpose acquisition company transaction or public listing; (ii) the Company securing a 12-month cash runway as of June 30, September 30 and December 31; (iii) the Company’s successful release of the K5 ASR version 4.5 during the third quarter; and (iv) certain specified quarterly gross ASR revenues. Each named executive officer is also eligible to receive a performance bonus as specified below. Each employment agreement also includes severance benefits in the event the Company terminates the executive’s employment other than for cause, due to the executive’s death or due to the executive’s disability or he or she resigns for good reason (a “non-change termination”). Each executive is also eligible for severance benefits in the event of a change in control. In the event of a non-change termination, a named executive officer will receive their base salary for six months, in addition to reimbursement for COBRA premiums for the named executive officer and their dependents. In the event of a change in control termination, a named executive officer will receive their base salary for 12 months, a lump sum payment equal to 100% of the named executive officer’s target annual bonus, accelerated vesting of their equity awards and reimbursement for COBRA premiums for the executive and their dependents.
Our obligation to make the severance payments described above will be conditioned upon the named executive officer’s execution of a general release of claims against us.
Under his employment agreement, Mr. Li receives a base salary of $300,000, which is subject to review and adjustment based upon the Company’s normal performance review practices. In addition to the annual bonus, he is also eligible to receive certain performance bonuses: a one-time $75,000 cash bonus upon the successful completion a Regulation A raise equal to or in excess of $10 million and a one-time $75,000 cash bonus upon the successful completion a Regulation A raise equal to or in excess of $20 million.
Under her employment agreement, Ms. Burak receives a base salary of $250,000, which is subject to review and adjustment based upon the Company’s normal performance review practices. In addition to the annual bonus, she is also eligible to receive, or has received, certain performance bonuses: a one-time $25,000 bonus upon the successful completion of the 2020 audit and the on-time filing of the Company’s annual report for 2020, $50,000 bonus for successful placement of a debt or deal financing arrangement for the Company, and a one-time cash bonus of $50,000 upon the Company having over $35 million cash on hand. The previously stated performance criteria were agreed upon subsequent to the execution of Ms. Burak’s employment agreement and replace the milestones referenced in the agreement.
Under his employment agreement, Mr. Weinberg receives a base salary of $250,000, which is subject to review and adjustment based upon the Company’s normal performance review

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practices. In addition to the annual bonus, he is also eligible to receive, or has received, certain performance bonuses: a one-time $62,500 cash bonus upon successful completion of the initial FedRamp documentation requirements and successful FedRamp certification, and a one-time $62,500 cash bonus upon the Company completing a successful public listing.
Under the employment agreements, “cause” generally means: (i) an act of dishonesty made by the named executive officer in connection with his or her responsibilities as an employee; (ii) the named executive officer conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) the named executive officer gross misconduct; (iv) the named executive officer unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the named executive officer owes an obligation of nondisclosure as a result of the named executive officer’s relationship with the Company; (v) the named executive officer’s breach of any obligations under any written agreement or covenant with the Company; (vi) the named executive officer’s continued failure to perform his or her employment duties after he or she has received a written demand of performance from the Company which specifically sets forth the factual basis for the Company’s belief that the named executive officer has not substantially performed his or her duties; or (vii) the named executive officer’s willful violation of a federal or state law or regulation applicable to the business of the Company.
Under the employment agreements, “good reason” generally means the termination of the named executive officer’s employment with the Company by the named executive officer in accordance with the next sentence after the occurrence of one or more of the following events without the named executive officer’s express written consent: (i) a material reduction of the named executive officer’s duties, authorities, or responsibilities relative to the named executive officer’s duties, authorities, or responsibilities in effect immediately prior to the reduction, provided, however, that continued employment following a change in control with substantially the same duties, authorities, or responsibilities with respect to the Company’s business and operations will not constitute “good reason”; (ii) a material reduction by the Company of the named executive officer’s base salary provided, subject to certain exceptions; (iii) a material change in the geographic location of the named executive officer’s primary work facility or location by more than 50 miles from the named executive officer’s then present location, subject to certain exceptions; or (iv) failure of a successor corporation to assume the obligations under the employment agreement. In order for the termination of the named executive officer’s employment with the Company to be for good reason, he or she must not terminate his or her employment without first providing written notice to the Company of the acts or omissions constituting the grounds for “good reason” within 90 days of the initial existence of the grounds for “good reason” and a cure period of 30 days following the date of written notice (the “Cure Period”), the grounds must not have been cured during that time, and the named executive officer must terminate his or her employment within 30 days following the Cure Period.

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Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information with respect to outstanding options held by our named executive officers at December 31, 2021.
	Option Awards
Name(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mallorie Burak	10/7/2020	156,250	343,750 (2)(3)	2.34	10/7/2030
	2/22/2021	—	500,000 (2)(3)	10.00	2/22/2031
Peter Weinberg	9/14/2021	—	500,000 (2)(3)	8.37	9/14/2031
(1) Mr. Li did not have any outstanding equity awards as of December 31, 2021.
(2) The stock options vest and become exercisable as to 25% of the option shares after 12 months, and vest as to the remaining shares in equal monthly installments over the subsequent 36 months, subject to continuous service as of each vesting date.
(3)
Exercisable for shares of Class A Common Stock.

Potential Payments Upon Termination or Change in Control
Below is a summary of the potential payments that each of our named executive officers would have received upon the occurrence of the termination events specified below, assuming that each triggering event occurred on December 31, 2021.
Involuntary Termination without Cause
Name	Severance ($)	Health Benefits ($)	Total ($)
William Santana Li	150,000	3,332	153,332
Mallorie Burak	125,000	11,784	136,784
Peter Weinberg	125,000	11,466	136,466
Involuntary Termination without Cause or Resignation for Good Reason in connection with a Change in Control
Name	Severance ($)	Bonus ($)	Acceleration of Equity Awards ($)(1)	Health Benefits ($)	Total ($)
William Santana Li	300,000	150,000	—	6,664	456,664
Mallorie Burak	250,000	125,000	2,633,125	23,568	3,031,693
Peter Weinberg	250,000	125,000	815,000	22,932	1,212,932
(1) Represents the value of unvested options awards held on December 31, 2021 that would be subject to accelerated vesting, based on the fair market value of our share of Class A Common Stock as of December 31, 2021, based on an external valuation performed by a third-party firm, calculated by multiplying the number of shares of Class A Common Stock underlying each such option by the fair market value of our share of Class A Common Stock as of December 31, 2021, less the applicable per share exercise price of such option.

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DIRECTOR COMPENSATION
During the year ended December 31, 2021, Mr. Li was the sole director of the Company. Mr. Li did not receive any compensation during the year ended December 31, 2021 as director compensation.
2022 Director Compensation Policy
The Company has entered into agreements that became effective as of listing and seating of the director nominees to compensate them for their service. Each non-executive director will receive an annual cash fee of $60,000, or $70,000 if the director serves as the chairperson of a Board committee. Each non-executive director will also receive a grant of 40,000 nonstatutory stock options that will vest after the first anniversary of their Board service and will be eligible to receive awards under the Company’s equity incentive plans as may be determined from time to time by the Board in its discretion.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets out certain information with respect to the beneficial ownership of the voting securities of the Company, as of March 31, 2022, for:
•
each person who we know beneficially owns more than 5% of any class of our voting securities;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Percentage ownership is based on 23,877,817 shares of Class A Common Stock outstanding and 10,378,251 shares of Class B Common Stock outstanding, in each case, as of March 31, 2022.
We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of the date of March 31, 2022, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. Except as indicated by the footnotes below, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.

KNIGHTSCOPE, INC. | 2022 PROXY STATEMENT | 36

	Class A Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned		Series A Preferred Stock Beneficially Owned		Series B Preferred Stock Beneficially Owned		Series m-2 Preferred Stock Beneficially Owned		Combined Voting Power(1)
Name of Beneficial Owner	Number	%	Number	%	Number	%	Number	%	Number	%
5% Stockholders:
William (“Bill”) Santana Li(2)(3)	447,690	1.8%	7,500,000	68.9%	—	—	—	—	—	—	31.8%
Stacy Dean Stephens	—	—	3,000,000	28.9%	—	—	—	—	—	—	13.6%
NetPosa Technologies (Hong Kong) Limited(4)	—	—	—	—	—	—	2,450,860	68.9%	—	—	11.1%
DOCOMO Innovation Fund Partnership(5)	—	—	—	—	1,667,779	38.7%	—	—	—	—	7.6%
Konica Minolta Inc.(6)	—	—	—	—	671,742	15.6%	—	—	666,666	80.6%	6.1%
F50 Ventures Fund LP(7)	—	—	—	—	559,785	13.0%	183,248	5.2%	3.4%
Lab IX(8)	—	—	—	—	223,914	5.2%	—	—	—	—	1.0
Andrew Brown(9)	1,746,954	7.3%	—	—	—	—	—	—	—	—	*
Series Knightscope LLC F50 Global Syndicate Fund LLC(10)	—	—	—	—	—	—	434,733	12.2	—	—	2.0%
AIDS Healthcare Foundation(11)	—	—	—	—	—	—	270,060	7.6%	150,000	18.1%	1.9%
Named Executive Officers and Directors:
William (“Bill”) Santana Li(2)(3)	447,690	1.8%	7,500,000	68.9%	—	—	—	—	—	—	31.8%
Mallorie Burak(12)	208,333	*	—	—	—	—	—	—	—	—	*
Peter M. Weinberg	—	—	—	—	—	—	—	—	—	—	*
Kristi Ross	—	—	—	—	—	—	—	—	—	—	*
Linda Keene Solomon	—	—	—	—	—	—	—	—	—	—	*
Jackeline V. Hernandez Fentanez	—	—	—	—	—	—	—	—	—	—	*
Patricia L. Watkins	—	—	—	—	—	—	—	—	—	—	*
Patricia Howell	—	—	—	—	—	—	—	—	—	—	*
Suzanne Muchin	—	—	—	—	—	—	—	—	—	—	*
All executive officers and directors as a group (12 individuals)(13)	1,104,253	4.4%	10,500,000	96.5%	—	—	—	—	—	—	45.4%

* Represents beneficial ownership of less than 1%.
(1) Represents the percentage of voting power with respect to all shares of the Company’s outstanding capital stock as if converted to Class A Common Stock and Class B Common Stock, as applicable, as a single class. The holders of Series A Preferred Stock, Series B Preferred Stock, Series m-2 Preferred Stock and Class B Common Stock are entitled to 10 votes per share. The holders of our Series S Preferred Stock, Series m Preferred Stock, Series m-1 Preferred Stock, Series m-3 Preferred Stock, Series m-4 Preferred Stock and Class A Common Stock are entitled to one vote per share. Does not include shares underlying options.
(2) In connection with the Convertible Note Financing, Mr. Li was granted the Voting Proxy. The votes held by Mr. Li as a result of the conversion of outstanding convertible securities subject to the Voting Proxy and are not reflected in the above chart, but the outstanding securities to which the Voting Proxy applies represented approximately 1.2% of the Company’s aggregate voting power as of March 31, 2022.
(3) Includes 447,960 shares of Class A Common Stock and 500,000 shares of Class B Common Stock, respectively, underlying stock options that are currently exercisable or exercisable within 60 days of March 31, 2022, held by Mercedes Soria, who is Mr. Li’s wife.
(4) The address for NetPosa Technologies (Hong Kong) Limited is Suite 1023, 10/F, Ocean Centre, 5 Canton Road, Tsim Sha Tsui, Kowloon Hong Kong.
(5) The address for DOCOMO Innovation Fund Partnership is Ark Mori Bldg., 31st Fl., 1-12-32 Akasaka, Minato-ku, Tokyo.
(6) The address for Konica Minolta Inc. is 14F JP Tower, 2-7-2 Marunochi, Chiyoda-ku Tokyo 100-7014.
(7) The address for F50 Ventures Fund LP is 2132 Forbes Avenue, Santa Clara, California 95050.
(8) The address for Lab IX is 6201 America Center Drive, San Jose, California 95002.
(9) The address for Andrew Brown is 3 Somerset Lane, #621, Edgewater, New Jersey 07020.
(10) The address for Series Knightscope LLC F50 Global Syndicate Fund LLC is 2625 Middlefield Road, Ste. 414, Palo Alto, California 94301.
(11) The address for AIDS Healthcare Foundation is 6255 Sunset Boulevard, 21st Floor, Los Angeles, California 90028.
(12) Represents options that are exercisable within 60 days of March 31, 2022.
(13) Includes 1,104,253 shares of Class A Common Stock and 1,000,000 shares of Class B Common Stock, respectively, underlying stock options that are currently exercisable or exercisable within 60 days of March 31, 2022.

KNIGHTSCOPE, INC. | 2022 PROXY STATEMENT | 37

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following is a description of transactions to which we were a party since December 30, 2019 in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Related Person Transactions
Konica Minolta, Inc.
One of the Company’s vendors, Konica Minolta, Inc. (“Konica Minolta”), is a stockholder of the Company and beneficially owned approximately 5.46% of the Company’s total voting power as of March 31, 2022. Konica Minolta provides the Company with repair services to its ASRs. The Company paid Konica Minolta $91,183, $60,266, $355,428, $218,425 and $332,146 in service fees for the three months ended March 31, 2022 and 2021 and the years ended December 31, 2021, 2020 and 2019, respectively. The Company had payables of $27,497, $29,279 and $20,498 owed to Konica Minolta as of March 31, 2022 and December 31, 2021 and 2020, respectively.
Director and Officer Indemnification and Insurance
Our Amended and Restated Certificate of Incorporation and our bylaws provide that we indemnify each of our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.
Policies and Procedures for Approving Transactions with Related Persons
Our Audit Committee reviews and oversees all related person transactions in accordance with our policies and procedures, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board has not adopted a written policy or procedures governing its approval of transactions with related persons. Other than as descried above, there were no related person transactions in the years ended December 31, 2021 or 2020. The transactions described above were approved by the sole director at the time they were entered into.

KNIGHTSCOPE, INC. | 2022 PROXY STATEMENT | 38

Householding
We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings or stockholder communications, please send your written request to Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043, Attention: Secretary, or call us at (650) 924-1025. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.
Stockholder Proposals
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than February 1, 2023, unless the date of our 2023 Annual Meeting is more than 30 days before or after June 23, 2023, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043, Attention: Secretary.
In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2023 annual meeting of stockholders in accordance with Exchange Act Rule 14a-19 must provide notice to our principal executive offices at the address above no later than April 25, 2023. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.
Annual Report on Form 10-K and Other SEC Filings
At your request, we will provide you with a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, without charge. You should send your written requests to Secretary, Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. The exhibits to the annual report are available upon payment of charges that approximate our cost of reproduction.
You can also obtain copies of the annual report and exhibits, as well as other filings that we make with the SEC, on our website at https://ir.knightscope.com/ or on the SEC’s website at sec.gov.

KNIGHTSCOPE, INC. | 2022 PROXY STATEMENT | 39

Other Matters
The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
By Order of the Board of Directors,
/s/ William Santana Li
William Santana Li
Chairman and Chief Executive Officer
May 2, 2022

KNIGHTSCOPE, INC. | 2022 PROXY STATEMENT | 40

Appendix A
KNIGHTSCOPE, INC.
2022 EQUITY INCENTIVE PLAN
1.   Purpose of the Plan.   The Company has adopted the 2022 Equity Incentive Plan to (a) attract, retain and motivate individual service providers to the Company and its Related Companies by providing them the opportunity to acquire an equity interest in the Company and (b) align their interests and efforts with the long-term interests of the Company’s stockholders.
2.   Definitions.   Capitalized terms used in the Plan have the meanings set forth in Appendix A.
3.   Administration.
      (a)   Plan Administrator.   The Plan will be administered by the Board and/or the Compensation Committee. The Compensation Committee will be composed of two or more Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and (ii) “independent” within the meaning of applicable stock exchange listing rules or rules of a similar regulatory authority applicable to the Company.
      (b)   Delegation.   To the extent consistent with Applicable Law, the Board or the Compensation Committee may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more Directors, subject to such limitations as the Board or the Compensation Committee deems appropriate, including a limit that such committees may not grant Awards to Participants who are subject to Section 16 of the Exchange Act. Members of any such committee will serve for such term as the Board or the Compensation Committee may determine, subject to removal by the Board or the Compensation Committee at any time. To the extent consistent with Applicable Law, the Board or the Compensation Committee may authorize one or more Officers to grant Awards to designated classes of Eligible Persons or make other determinations with respect to such Awards, within prescribed limits; provided, however, that no Officer will have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Plan Administrator” will be, as applicable, to the Board, the Compensation Committee or any other committee or Officer to whom authority to administer the Plan has been delegated.
      (c)   Powers of Plan Administrator.   The Plan Administrator will have full power and exclusive authority, subject to the terms of the Plan, Applicable Law, any delegation of authority from the Board or the Compensation Committee, and such other orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or the Compensation Committee, to:
            (i)   select which Eligible Persons will be granted Awards;
            (ii)   determine the type or types of Awards to be granted, the number of shares of Common Stock covered by each Award, the Fair Market Value of the shares,

whether the Award carries rights to dividends or dividend equivalents, whether the Award is to be settled in cash, shares of Common Stock, or other property, and the other terms and conditions of each Award (including when the Award may vest, be exercised, or settled);
            (iii)   approve the forms of Award Agreements;
            (iv)   determine whether, to what extent and under what circumstances Awards may be amended, tolled, accelerated, cancelled or terminated;
            (v)   interpret and administer the Plan, any Award Agreement and any other agreements or documents related to the administration of Awards, including those provided on an Admin Portal;
            (vi)   establish rules, and delegate ministerial duties to the Company’s employees consistent with Applicable Law, for the proper administration of the Plan;
            (vii)   temporarily suspend the exercisability of an Award if the Plan Administrator deems it to be necessary or appropriate for administrative purposes, including in connection with a Change of Control; and
            (viii)   make any other determination and take any other action that the Plan Administrator deems necessary or desirable for administration of the Plan.
The Plan Administrator’s decisions, determinations and interpretations will be final, conclusive and binding on all Persons, including the Company, any Participant, any stockholder and any Eligible Person.
      (d)   Option Repricing Prohibited.   Notwithstanding the foregoing, the Plan Administrator will not have the right, without stockholder approval, to (i) reduce the exercise or grant price of an Option or SAR after it is granted; (ii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, or other equity award (unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar transaction); or (iii) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.
4.   Shares Subject to the Plan and Related Limits.
      (a)   Authorized Number of Shares.   Subject to adjustment from time to time as provided in Section 14(a), the number of shares of Common Stock available for issuance under the Plan will be:
            (i)   5,000,000 shares (the “Fixed Share Reserve”); plus
            (ii)   an annual share increase to be added as of January 1st of each calendar year commencing after the Effective Date and ending on (and including) January 1, 2032, equal to the lesser of (x) 5% of the aggregate number of shares of Class A Common Stock and Class B Common Stock outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share) and (y) an amount determined by the Plan Administrator; provided, however, that any shares that become available from any such increases in previous years that are not actually issued will continue to be available for issuance under the Plan; plus

            (iii)   (A) any shares previously authorized for issuance under the Company’s 2016 Equity Incentive Plan, as amended (the “Prior 2016 Plan”), that on the Effective Date have not been granted under the Prior 2016 Plan and are not subject to outstanding awards thereunder; plus (B) any shares subject to outstanding awards under the Prior 2016 Plan or the Company’s 2014 Equity Incentive Plan, as amended (the “Prior 2014 Plan”), as of the Effective Date that, on or after the Effective Date, cease to be subject to such awards prior to the issuance of shares thereunder, such as due to cancellation, expiration, or other termination of such awards. Any shares that become available for issuance under the Plan that were originally denominated as shares of Class B Common Stock under the Prior 2014 Plan will become issuable hereunder as shares of Common Stock for an equivalent number of shares pursuant to this clause (iii). Any shares subject to outstanding awards under the Prior 2016 Plan or the Prior 2014 Plan that become available for issuance under the Plan will cease to be set aside or reserved for issuance pursuant to the Prior 2016 Plan or the Prior 2014 Plan, as applicable, effective on the date on which they cease to be subject to such awards thereunder, and will instead be set aside and reserved for issuance pursuant to Awards under the Plan (the authorized amounts in clauses (i)-(iii), the “Share Reserve”).
Shares issued under the Plan will be drawn from authorized and unissued shares or treasury shares, which may include shares subsequently reacquired by the Company.
      (b)   Share Use.
            (i)   If (A) any Award based on shares lapses, expires, terminates or is canceled prior to the issuance of shares thereunder, (B) shares under an Award are issued to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, (C) shares under an Award are withheld by or tendered to the Company as the payment for the purchase price of an Award or to satisfy tax withholding obligations related to an Award, or (D) an Award is settled in cash, then those shares that are either not issued under the Award, or that are issued and then forfeited or reacquired under the Award, will remain, or again become, available for issuance under the Plan.
            (ii)   If a Participant receives dividends or dividend equivalents in respect of an Award in the form of shares, those shares will not reduce the Share Reserve, unless expressly determined otherwise by the Plan Administrator.
            (iii)   The Plan Administrator may grant Substitute Awards under the Plan. Substitute Awards will not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination and previously approved by the Acquired Entity’s stockholders, then, to the extent determined by the Board or the Compensation Committee and permitted by Applicable Law, the shares available for grant pursuant to the terms of such preexisting plans (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or formula used in such acquisition or combination to determine the consideration payable to holders of securities of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and will not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and will only be made to individuals who were not employees or Directors of the Company or a Related Company prior to such acquisition or combination. In the event that the Board approves a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants. Shares subject to Substitute Awards may not be re-used under the Plan pursuant to Section 4(b)(i).
            (iv)   The Plan Administrator will also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
      (c)   ISO Limit.   The maximum number of shares that may be issued upon the exercise of Incentive Stock Options may not exceed three times the Fixed Share Reserve, subject to adjustment as provided in Section 14(a) (the “ISO Limit”). Each increase to the Fixed Share Reserve authorized by the Board and the stockholders after the Effective Date will also result in a corresponding three times increase in this ISO Limit, unless otherwise expressly provided in the Board or stockholder resolutions approving such increase.
      (d)   Non-Employee Directors.   Notwithstanding any other provision of the Plan to the contrary, during any calendar year, no Director who is also not an employee of the Company or a Related Company may be granted Awards or cash compensation solely with respect to service as a Director that exceeds in the aggregate $750,000 in value (with the value of Awards denominated in shares computed based on the grant date fair value for such Awards in accordance with applicable financial accounting standards). The Plan Administrator may increase such limit to $1,000,000 for an individual Director who first joins the Board during the calendar year, serves as the non-executive chairperson of the Board or as lead independent Director, or is a member of a specially formed committee of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation to such non-employee Director. For purposes of the foregoing limit, Awards granted in previous calendar years will not count against the Award limits in subsequent calendar years, even if the Awards from previous calendar years are earned, vested or otherwise settled in calendar years following the calendar year in which they are granted.
5.   Eligibility.   The Plan Administrator may grant Awards (a) to any employee, Officer, or Director of the Company or a Related Company and (b) to any independent contractor (including consultants and advisors) who is a natural person for bona fide services rendered to the Company or any Related Company; provided, however, that the services provided by any independent contractor are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

6.   Provisions Applicable to All Awards.
      (a)   Grant Date.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Plan Administrator, regardless of when the Award Agreement evidencing the Award is communicated to, received by, or accepted by the Participant.
            (i)   Clerical Errors.   If the Plan Administrator’s records (e.g., consents, resolutions or minutes) documenting the corporate action granting the Award contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in papering the Award Agreement, the Plan Administrator’s records approving the Award will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
            (ii)   Grants Prior to Start Date.   If the Plan Administrator attempts to grant an Award effective as of a date in the future, and if the Award recipient is not in service with the Company or a Related Company as of that future date (either due to failure to commence service by that future date or a Termination of Service), then as of that future date, the Award will be deemed null, void and of no force and effect without any further action by the Plan Administrator, and the individual will have no rights, title or interests in or to the Award or the shares of Common Stock underlying the Award. To the maximum extent permitted by Applicable Law, in the case of any attempt to grant an Option or SAR as of a future date, if the Fair Market Value of the Common Stock has increased between the date of the Plan Administrator’s action to grant the Award as of a future date and that actual future date on which the Award recipient is in service with the Company or a Related Company, the Award will be automatically adjusted to have an exercise price equal to the higher Fair Market Value on that future date.
      (b)   Evidence of Awards.   The Plan Administrator will document all Awards by an Award Agreement that will contain the material terms of the Award, including but not limited to any consideration to be paid to receive the Award (including the Participant’s services to the Company or a Related Company), the exercise or purchase price (if any), the vesting schedule (including any performance vesting terms), and the Company’s rights to repurchase or reacquire the shares subject to the Award.
      (c)   Other Governing Documents.   The Plan Administrator may require a Participant, as a condition to receiving shares under the Plan, to sign any additional documentation as reasonably required by the Plan Administrator for compliance with Applicable Law and the orderly administration of the Plan.
      (d)   Payments for Shares and Taxes.   The Plan Administrator will determine the forms of consideration a Participant may use to pay the exercise or purchase price for shares issued under Awards and any withholding taxes or other amounts due in connection with Awards. A Participant must pay all consideration due in connection with the Award (including withholding taxes) before the Company will issue the shares being acquired. The Plan Administrator may (but is not required to) permit the use of the following forms of consideration (including a combination thereof):
            (i)   cash or cash equivalents, including checks, wire transfers, and ACH payments;

            (ii)   having the Company withhold shares of Common Stock and any other consideration that would otherwise be issued under an Award (other than in respect of an Incentive Stock Option) that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company (a “Withhold to Cover”);
            (iii)   tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant free and clear of any liens, claims or other encumbrances that have an aggregate Fair Market Value on that date equal to the consideration owed to the Company;
            (iv)   if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by Applicable Law, delivery of a properly executed agreement, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the consideration due to the Company, all in accordance with the regulations of the Federal Reserve Board; or
            (v)   such other consideration as the Plan Administrator may permit, to the extent permitted under Applicable Law.
If a Participant engages in a Withhold to Cover transaction or tenders shares to pay applicable tax withholding, the value of the shares so withheld or tendered may not exceed the employer’s applicable maximum required tax withholding rate or other applicable rate that is permitted under Applicable Law and does not cause adverse accounting consequences to the Company, as determined by the Plan Administrator.
      (e)   Vesting.   Unless otherwise provided by the Plan Administrator, a Participant will cease vesting in an Award at the time of the Participant’s Termination of Service and the Participant will have no further rights, title or interest in or to the unvested portion of the Award upon the Termination of Service.
      (f)   Performance-Based Awards.   The Plan Administrator may grant Awards subject to performance-based conditions. The Plan Administrator may choose the performance-based conditions in its sole discretion, which may be determined on a Company-wide, divisional, business unit or individual basis. The time period during which the performance-based conditions must be met is called the “Performance Period.”
      (g)   Change in Service; Leaves of Absence.   Subject to Applicable Law, the Company’s chief human resources officer or other person performing that function will determine the effect on Awards of a Participant’s leave of absence or change in hours of employment or service. In general, if, after the Grant Date of an Award to a Participant, the Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Related Companies is reduced (for example, and without limitation, if the Participant has a change in status from a full-time employee to a part-time employee, or if the Participant goes on a leave of absence without using paid vacation or sick days), the Company has the right in its sole discretion (and without the need to seek or obtain the consent of the affected Participant) to (i) make a corresponding reduction in the number of shares, other property or cash subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award (but only if the modification would not cause the Participant to incur penalties or additional taxation under Section 409A). If an Award is reduced, the Participant will have no right with respect to the portion of the Award that is so reduced. Notwithstanding the foregoing, any such determinations made with respect to Directors or Officers will be made by the Plan Administrator.
      (h)   Applicability of Award Terms to New Property.   If a Participant receives new or additional shares of Common Stock, other securities, other property, or cash in respect of an Award, then those shares, securities, property, and cash will be subject to all the same terms of the Plan and the Award Agreement as applied to the underlying shares of Common Stock subject to that Award.
      (i)   Recoupment.   Awards will be subject to the requirements of (a) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (b) similar rules under the laws of any other jurisdiction, (c) any compensation recovery or clawback policies adopted by the Company to implement any such requirements and (d) any other compensation recovery and clawback policies as may be adopted from time to time by the Company, all to the extent determined by the Plan Administrator in its discretion to be applicable to Awards granted to a Participant. No recovery of compensation under such a recovery or clawback policy will be an event giving rise to a right to voluntarily terminate employment or service upon a “resignation for good reason” or for a “constructive termination” or a similar term under any plan or agreement with the Company or a Related Company.
      (j)   Investigations.   If a Participant’s employment or service relationship with the Company or a Related Company is suspended pending an investigation of whether the Participant will be terminated for Cause, all the Participant’s rights under any Award will likewise be suspended during the period of investigation.
      (k)   Trading Policy and Other Restrictions.   Transactions involving Awards are subject to the Company’s insider trading policy and other restrictions, terms, conditions and policies, as may be established by the Company (including the Board or the Committee) from time to time or as may be required by Applicable Law.
      (l)   No Obligation to Notify or Minimize Taxes. The Company and the Plan Administrator will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising the Participant’s rights under an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
      (m)   Dividends and Distributions.   Participants may, if the Plan Administrator so determines, other than with respect to Options or SARs, be credited with dividends or dividend equivalents with respect to shares of Common Stock underlying an Award in a manner determined by the Plan Administrator in its sole discretion. With respect to Awards that are subject to the achievement of performance goals or other vesting terms, the dividends or dividend equivalents will accrue and be paid only to the extent the

Award becomes vested or payable. The Plan Administrator may apply any restrictions to the dividends or dividend equivalents that the Plan Administrator deems appropriate and may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Restricted Stock Units. Notwithstanding the foregoing, the crediting of dividends or dividend equivalents must comply with or qualify for an exemption under Section 409A.
      (n)   Deferrals.   The Plan Administrator may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Plan Administrator, in its sole discretion, will establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents. Deferral of any Award or payment thereunder will comply with Applicable Law and will satisfy either the requirements for compliance with or exemption from Section 409A, as determined by the Plan Administrator prior to such deferral.
7.   Options & SARs.
      (a)   Types of Options.   The Plan Administrator may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.
      (b)   Exercise Price.   The Plan Administrator may not grant Options or SARs with an exercise price per share less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.
      (c)   Term.   The maximum term of an Option or SAR will be ten years from the Grant Date, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.
      (d)   Conditions to Exercise.
            (i)   To exercise an Option or SAR, the Participant must deliver (A) the exercise agreement or other permitted notice stating the number of shares being purchased and, if applicable, the account number or digital wallet address into which the shares should be deposited, (B) payment in full of the exercise price and any tax withholding obligations, and (C) any additional documents requested or required by the Company as a condition to exercise. The Company will not initiate the settlement on the exercise of an Option or SAR until all conditions necessary for the exercise of the Award have been satisfied (including compliance with Applicable Law), all the foregoing steps have been completed and the Company initiates the issuance of the shares in the Participant’s name.
            (ii)   The Plan Administrator may modify the exercise agreement form for Options and SARs, and the procedure for exercise, from time to time, including after the Grant Date of an Award, without the Participant’s consent. The Plan Administrator may restrict exercise to those times when the exercise will not violate Applicable Law or as it deems necessary or appropriate for administrative purposes.

            (iii)   Unless the Plan Administrator determines otherwise, an Option or SAR may be exercised only for whole shares.
      (e)   Effect of Termination of Service.   The Plan Administrator will establish and define in the Award Agreement how an Option or SAR will be treated on a Termination of Service. Unless otherwise set forth in the Award Agreement or otherwise determined by the Plan Administrator, the following treatment will apply:
            (i)   Any portion of an Award that is not vested and exercisable on the date of a Participant’s Termination of Service will expire on the date of the Participant’s Termination of Service.
            (ii)   Any portion of an Award that is vested and exercisable on the date of a Participant’s Termination of Service will expire on the earliest to occur of the following, if not exercised by that date:
                  (A)   if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is three months after such Termination of Service;
                  (B)   if the Participant’s Termination of Service occurs by reason of Cause, the date of the Termination of Service;
                  (C)   if the Participant’s Termination of Service occurs by reason of death or Disability, the date that is 12 months after such Termination of Service;
                  (D)   if the Participant dies during any of the foregoing post-termination exercise periods, the date that is 12 months after death;
                  (E)   if the Plan Administrator determines during any of the foregoing post-termination exercise periods that Cause for termination existed at the time of the Participant’s Termination of Service, immediately on such determination;
                  (F)   if, during any of the foregoing periods, the Company undergoes a Change of Control and the successor or acquiring entity refuses to convert, continue, assume, substitute for or replace an equivalent Award, then on the date of the consummation of the Change of Control; and
                  (G)   the Award Expiration Date.
      (f)   Extension of Exercise Period Under Limited Circumstances.   If the exercise of an Award following a Participant’s Termination of Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock under the Award would violate the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, then the Award will terminate on the earlier of (A) the Award Expiration Date and (B) the date that is three months after the date of Termination of Service during which the exercise of the Award would not be in violation of such requirements.
8.   Incentive Stock Option Limitations.   The terms of an Incentive Stock Option must comply in all respects with Section 422 of the Code, each of which is incorporated by reference into the Plan. The Plan Administrator will construe the terms of any Option granted as an Incentive Stock Option within the meaning of Section 422 of the Code, and if the Option (or a portion thereof) does not meet the requirements of Section 422 of the Code, that Option (or applicable portion) will be treated as a Nonqualified Stock Option. The requirements of Section 422 include the following:
      (a)   ISO Granting Period.   No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the shareholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code). For clarity, any stockholder approved amendment of the Fixed Share Reserve that also amends the ISO Limit will be deemed the adoption of a new plan for purposes of Section 422 of the Code and therefore an extension of the period in which Incentive Stock Options may be granted, unless otherwise expressly provided for in the stockholder approval of such increase.
      (b)   ISO Qualification.   If the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000 (or such other limit established by the Code), or if the Option otherwise does not comply with the requirements under Section 422 of the Code, the Option (or the portion that does not meet the requirements of Section 422) will be treated as a Nonqualified Stock Option. Options will be taken into account in the order in which they were granted. If the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation will be applied on the basis of the order in which such Options are granted.
      (c)   Eligible Employees.   Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options. The Plan does not prohibit the grant of Incentive Stock Options to employees who reside or work outside of the United States.
      (d)   Exercise Price.   Incentive Stock Options will be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (as determined under the Code, a “Ten Percent Stockholder”), will be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. Status as a Ten Percent Stockholder will be determined in accordance with Section 422 of the Code.
      (e)   Option Term.   The maximum term of an Incentive Stock Option will not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, will not exceed five years, in each case, subject to earlier termination in accordance with the terms of the Plan and the Award Agreement.
      (f)   Exercisability.   An Option designated as an Incentive Stock Option will cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (i) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (ii) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (iii) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract (as such rule is explained in Section 422 of the Code).
      (g)   Taxation of Incentive Stock Options.   To obtain the tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired on the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise (that is, the Participant must not Transfer the shares until at least the day after the expiration of these periods). A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant must give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of these holding periods.
      (h)   Code Definitions.   For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” have the meanings attributed to those terms for purposes of Section 422 of the Code.
      (i)   Stockholder Approval.   If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code), Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options.
9.   Stock Awards, Restricted Stock Awards and Restricted Stock Units.
      (a)   Grants of Stock Awards, Restricted Stock Awards and Restricted Stock Units.   The Plan Administrator may grant Stock Awards, Restricted Stock Awards and Restricted Stock Units to selected Participants on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous employment or service with the Company or a Related Company or the achievement of performance goals, as the Plan Administrator may determine in its sole discretion, which terms, conditions and restrictions will be set forth in the Award Agreement.
      (b)   Vesting of Restricted Stock Awards and Restricted Stock Units.    Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock Awards or Restricted Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock Awards or Restricted Stock Units, as determined by the Plan Administrator, (i) the shares covered by each Award will become freely transferable by the Participant, subject to compliance with the Company’s insider trading policy and Applicable Law, and (ii) Restricted Stock Units will be paid in shares of Common Stock or, if set forth in the Award Agreement, in cash or a combination of cash and shares of Common Stock or other securities. Unless the Plan Administrator determines otherwise, any fractional shares subject to such Awards will be paid to the Participant in cash.
10.   Performance Awards.
      (a)   Performance Share Units.   The Plan Administrator may grant Awards of Performance Share Units, designate the Participants to whom Performance Share Units are to be awarded, and determine the number of Performance Units under the Award and the other terms and conditions of each such Award. Performance Share Units will consist of units valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the Award Agreement, of such property as the Plan Administrator will determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Plan Administrator, and other terms and conditions of such Awards. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Plan Administrator will determine in its sole discretion.
      (b)   Performance Units.   The Plan Administrator may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units under the Award and the other terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of cash or property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Plan Administrator will determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals or other criteria, as established by the Plan Administrator, and other terms and conditions specified by the Plan Administrator. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Plan Administrator will determine in its sole discretion.
      (c)   Plan Administrator Approval.   After completion of any Performance Period applicable to an Award of Performance Share Units or Performance Units and prior to payment, settlement or vesting of any such Award, the Plan Administrator will certify the extent to which any Performance Goal established under this Section 10 has been satisfied, and the amount payable as a result thereof (which may approved as a percentage of a target Award).
11.   Other Stock or Cash-Based Awards.   Subject to the terms of the Plan and such other terms and conditions as the Plan Administrator deems appropriate, the Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan.
12.   Tax Matters.
      (a)   Withholding.   The Company will require the Participant to pay to the Company or a Related Company, as applicable, the amount of (i) any taxes that the Company or a Related Company is required by applicable federal, state, local or foreign law to withhold with respect to an Award and (ii) any other amounts due from the Participant to the Company, any Related Company or any governmental authority. The Company will not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.
      (b)   Section 280G.   Unless otherwise set forth in a written employment, services or other agreement between the Participant and the Company or a Related Company or other Company arrangement or policy applicable to a Participant, by accepting an Award under the Plan, each Participant is agreeing that if the benefits provided for under the Award, together with any amounts otherwise payable to such Participant in relation to such Participant’s service with the Company, any Related Company, or any successor thereto (i) constitute “parachute payments” within the meaning of Section 280G of the Code and (ii) would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Participant’s benefits will be either (A) delivered in full or (B) delivered to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by such Participant on an after-tax basis, of the greatest amount of benefits, even if the benefits may still be taxable under Section 4999 of the Code. If clause (B) applies, the payments and benefits will be reduced by the Company in its reasonable discretion in the following order: (i) reduction of cash payments, which will occur in reverse chronological order with the cash payment owed on the latest date following the event triggering the Excise Tax being the first cash payment to be reduced; (ii) cancellation of accelerated vesting of equity awards, which will occur in the reverse order of the date of grant for the equity awards (i.e., the vesting of the most recently granted equity awards will be reduced first); and (iii) reduction of other employee benefits, which will occur in reverse chronological order with the benefit owed on the latest date following the event triggering the Excise Tax being the first benefit to be reduced. With respect to each of (i)-(iii), if any payments or benefits constitute deferred compensation subject to Section 409A, the reduction will occur first as to amounts that are not deferred. If two or more of the same type of awards are granted on the same date, the parachute payments associated with each award will be reduced on a pro-rata basis. In no event will any Participant have any discretion with respect to the ordering of payment reductions. Any determination required under this section will be made in writing by the Company’s outside legal counsel or a nationally recognized tax or accounting firm, whose determination will be conclusive and binding on each Participant and the Company for all purposes. The firm selected may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Section 280G and Section 4999 of the Code. The Company and each Participant will furnish to such accounting firm information as they may reasonably request to make a determination under this section.
      (c)   Section 409A.   The Company intends that the Plan and Awards granted under the Plan (unless otherwise expressly provided for in the Award Agreement or Plan Administrator resolutions approving the Award) are exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5) or 1.409A-1(b)(6), or otherwise. The Plan Administrator will use reasonable best efforts to interpret, operate and administer the Plan and any Award granted under the Plan in a manner consistent with this intention. However, the Plan Administrator makes no representations that Awards granted under the Plan will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
            (i)   If Section 409A is applicable to any Award granted under the Plan (that is, to the extent not so exempt), the Plan Administrator intends that the non-exempt Award will comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A.
            (ii)   If necessary for exemption from, or compliance with, Section 409A:
                  (A)   All references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i).
                  (B)   The Plan Administrator will treat each installment that vests or is delivered under an Award in a series of payments or installments as a separate payment for purposes of Section 409A, unless expressly set forth in the Award Agreement that each installment is not a separate payment.
                  (C)   If the Participant is a “specified employee,” within the meaning of Section 409A, then if necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service” will not be paid to the Participant during such period, but will instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death, unless the amounts can be paid in another manner that complies with Section 409A.
                  (D)   If, after the Grant Date of an Award, the Plan Administrator determines that an Award is reasonably likely to fail to be either exempt from or compliant with Section 409A, the Plan Administrator reserves the right, but will not be required, to unilaterally (and without the affected Participant’s consent) amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A. Any such amendment or modification made to avoid the imposition of adverse taxation under Section 409A will be deemed not to materially adversely impact the Participant.
13.   Restrictions on Transfer of Awards and Common Stock.
      (a)   General.   In general, any Transfer or purported Transfer of an Award or of shares of Common Stock issued under the Plan in violation of the Plan will be null and void, will have no force or effect, and the Company will not register in its records any such purported Transfer.
      (b)   No Transfer of Awards.   A Participant may not Transfer an Award or interest in an Award other than (i) Transfers on the Participant’s death by will or by the laws of descent and distribution and (ii) Transfers of vested shares of Common Stock after any applicable restriction period has lapsed or been removed and the shares have been issued to the Participant, subject to compliance with the Company’s insider trading policy and Applicable Law. In general, during a Participant’s lifetime, only the Participant granted the Award may exercise the Award or purchase shares under the Award. The Plan Administrator may permit the Transfer of an Award or an interest in an Award other than for value if it so approves and the Transfer complies with Applicable Law, such as a Transfer to a trust if the Participant is considered the sole beneficial owner of the trust

(as determined under Applicable Law) or pursuant to a court-endorsed domestic relations order in a format acceptable to the Plan Administrator. If the Plan Administrator permits Transfer of an Award, the Award will be limited by any additional terms and conditions imposed by the Plan Administrator.
14.   Changes to Common Stock.
      (a)   Adjustments.   If the Company undertakes a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution or dividend to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure that constitutes an equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto) and that results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged or adjusted for a different number or kind of securities of the Company or any other company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Plan Administrator will make proportional adjustments in (A) the maximum number and kind of securities available for issuance under the Plan; (B) the maximum number and kind of securities issuable as Incentive Stock Options; (C) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid under the Award; and (D) any other terms of an Award that are affected by the change, in each case as necessary to prevent the diminution or enlargement of rights under the Plan. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments will be conclusive and binding. For clarity, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either on direct sale or on the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, outstanding Awards.
      (b)   Dissolution or Liquidation.   To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Awards will terminate immediately prior to the dissolution or liquidation of the Company. If a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the portion of the Award subject to that condition, provision or right will be forfeited immediately prior to the consummation of the dissolution or liquidation.
      (c)   Change of Control.   The following provisions will apply to Awards in the event of a Change of Control unless otherwise provided in the Award Agreement or any other written agreement or policy between the Company or any Related Company and the Participant that applies to the Award, contingent on the closing or completion of the Change of Control:
            (i)   If and to the extent that the Successor Company converts, continues, assumes, substitutes for or replaces an Award (including a portion thereof), the vesting restrictions and/or forfeiture provisions applicable to such Award will not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions will continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award. If and to the extent that such Awards (including portions thereof) are not converted, continued, assumed, substituted for or replaced by the Successor Company (including in a Change of Control that is not a Company Transaction and in which Awards could not be converted, continued, assumed, substituted for or replaced), then outstanding Awards, other than Performance Shares, Performance Units or other performance-based Awards (which are separately addressed in clause (ii)), will become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions will lapse, immediately prior to the Change of Control and such Awards will terminate at the effective time of the Change of Control.
For the purposes of this Section 14(c), an Award will be considered converted, continued, assumed, substituted for or replaced by the Successor Company if, following the Change of Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. The determination of such substantial equality of value of consideration will be made by the Plan Administrator, and its determination will be conclusive and binding. An Award that vests, is earned or paid out upon the satisfaction of one or more performance goals will not be considered converted, assumed, substituted for or replaced by the Successor Company if any performance goals are materially modified without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other applicable written agreement applicable to the Award; provided, however, that a modification to such performance goals only to reflect the Successor Company’s post-Change of Control company structure will not invalidate an otherwise valid Award conversion, continuation, assumption, substitution or replacement.
            (ii)   All Performance Share Units, Performance Units or other performance-based Awards earned and outstanding as of the date the Change of Control is determined to have occurred and for which the payout level has or could be determined will be payable based on such performance in accordance with the payout schedule and other terms under the Award Agreement. Any outstanding Performance Shares, Performance Units or other performance-based Awards (including those subject to an outstanding Performance Period) that will not be converted, assumed, substituted for or replaced by the Successor Company and for which the payout level has not been determined will be payable in accordance with the terms and payout schedule under the Award Agreement or as otherwise permitted by Section 409A. Any existing deferrals or other restrictions not waived by the Plan Administrator in its sole discretion will remain in effect.

            (iii)   Notwithstanding the foregoing provisions of this Section 14(c), the Plan Administrator, in its sole discretion, may instead provide in the event of a Change of Control, and without a Participant’s consent, that a Participant’s outstanding Awards will terminate upon or immediately prior to such Change of Control and that such Participant will receive, in exchange therefor, an amount or cash or property equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Change of Control, or, in the event the Change of Control is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Plan Administrator in its sole discretion, multiplied by the number of shares of Common Stock subject to Awards (either solely to the extent then vested and/or exercisable or whether or not then vested and/or exercisable, as determined by the Plan Administrator in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards. If in connection with the Change of Control, the Plan Administrator determines that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights thereunder, then such Award may be terminated by the Company without payment (including as to any unvested portions for which no payment will be made).
      (d)   General.   The Plan Administrator need not take the same action with respect to all Awards or portions thereof, with respect to all Awards of the same type, or with respect to all Participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of an Award. The Plan Administrator may provide that payments may be subject to the same terms and conditions as the payment of consideration to the holders of the Common Stock in connection with the Change of Control, such as provisions related to escrows or other holdbacks. The Plan Administrator may also provide that payments will be made over time subject to substantially the same vesting schedule as the Award, including any performance-based vesting metrics that applied to the Award immediately prior to the closing of the Change of Control.
      (e)   Further Adjustment of Awards.   Subject to Section 14(c), the Plan Administrator will have the discretion to take additional action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but will not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.
      (f)   No Limitations.   The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      (g)   Payment Conditions.   By accepting an Award under the Plan, each Participant agrees that if an Award is to be terminated in connection with a Change of Control in exchange for a payment in cash, securities or other property, a condition to receipt of any such payment is that the Participant execute an Award termination or similar agreement providing for, among other things, (i) the Participant’s agreement and consent to (A) the amount of such consideration to be paid in respect of the Award and (B) the termination of the Award in exchange for such consideration, (ii) the Participant’s agreement to be bound by the indemnification, escrow, earn-out, holdback or similar arrangements contained in the definitive agreements relating to the Change of Control that are applicable to holders of Common Stock generally, (iii) the Participant’s agreement to keep all non-public information provided in connection with the Change of Control transaction confidential, and (iv) other customary provisions.
      (h)   Fractional Shares.   Except as otherwise determined by the Plan Administrator, each Award will cover only the number of full shares resulting from any adjustment under this Section 14, and any fractional shares resulting from such adjustment will be disregarded.
15.   Term of the Plan.   The Plan will expire no later than ten years after the Effective Date. The Plan Administrator may not grant new Awards after the expiration of the Plan or the date the Plan is otherwise terminated. Stockholders of the Company must approve the Plan and any increase in the Share Reserve (including the Fixed Share Reserve) or in the ISO Limit not later than 12 months after the Plan, or an increase to the Share Reserve or the ISO Limit, as applicable, is adopted by the Board.
16.   Amendment and Termination.
      (a)   Plan Amendment, Suspension or Termination.   The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it will deem advisable, provided that the Board must approve any amendment for which stockholder approval is required under Applicable Law. No amendment will be effective absent stockholder approval if required by Applicable Law, including any amendment that would increase the Share Reserve or the ISO Limit. Following termination of the Plan, outstanding Awards previously granted will remain outstanding in accordance with their terms and conditions and the Plan’s terms and conditions, except as otherwise provided in the event of a Change of Control.
      (b)   Award Amendment.   The Plan Administrator may amend any Award at any time. However, the Plan Administrator may not amend an Award in a manner that materially adversely impacts the rights of the Participant holding that Award without the Participant’s written consent. A Participant will not be deemed to have been materially adversely impacted if, without the consent of the Participant, the Plan Administrator amends an Award: (i) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (ii) to change the terms of an Incentive Stock Option, to the extent such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (iii) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A, (iv) to correct clerical or typographical errors, or (v) to comply with other Applicable Law.

17.   No Individual Rights.
      (a)   No individual or Participant will have any claim to be granted any Award under the Plan. The Company has no obligation for uniformity of treatment of Participants under the Plan.
      (b)   Nothing in the Plan or any Award will be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other service relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s Service relationship at any time, with or without Cause.
18.   Conditions on Issuance of Shares.
      (a)   The Company will have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with Applicable Law.
      (b)   The Company will be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under Applicable Law, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any regulatory commission or agency the authority that the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock under the affected Awards.
      (c)   As a condition to the receipt of Common Stock under the Plan, the Plan Administrator may require the Participant to (i) represent and warrant that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) undertake additional actions as necessary to comply with Applicable Law.
      (d)   The Company may issue shares of Common Stock on a noncertificated basis, to the extent not prohibited by Applicable Law.
      (e)   Unless the Plan Administrator determines otherwise, no fractional shares will be issued under the Plan, and, except as otherwise provided in the Plan, the Plan Administrator will determine the manner in which a fractional share value will be treated.
19.   Indemnification.
      (a)   Each person who is or was a member of the Board, the Compensation Committee, or a committee of the Board or an Officer of the Company to whom authority to administer the Plan was delegated in accordance with Section 3, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person will give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.
      (b)   The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.
20.   No Rights as a Stockholder.   Unless otherwise provided by the Plan Administrator or in the Award Agreement or in a written employment, services or other agreement, no Participant will be deemed to be the holder of, or have any rights of a holder of, the shares of Common Stock subject to an Award unless and until the date shares that are the subject of such Award have been issued and recorded as issued in the records of the Company or those of its transfer agents or registrars. No adjustment to an Award will be made for a dividend or other right for which the record date is prior to the date the shares of Common Stock are issued, except as provided in Section 14.
21.   Participants in Other Countries or Jurisdictions.   The Plan Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Plan Administrator has the authority to adopt Plan modifications, administrative procedures, subplans and the like as may be necessary or desirable to comply with provisions of the Applicable Law of other countries or jurisdictions in which the Company or any Related Company may operate or have employees.
22.   No Trust or Fund.   The Plan is intended to constitute an “unfunded” plan. Nothing contained herein will require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant. No Participant will have any rights that are greater than those of a general unsecured creditor of the Company. Proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
23.   Successors.   All obligations of the Company under the Plan with respect to Awards will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company. The Plan and the conditions of any Award will be binding on a Participant and the Participant’s estate, executor, any receiver or trustee in bankruptcy and any representative of Participant’s creditors.
24.   Severability.   If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision will be construed or deemed amended to conform to Applicable Law. If any such provision cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision will be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award will remain in full force and effect.
25.   Choice of Law and Venue.   The Plan, all Awards granted thereunder, and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, will be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.
26.   Legal Requirements.   The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all Applicable Law.
27.   Electronic Communication.   Any document required to be delivered under the Plan, including under Applicable Law, may be delivered in writing or electronically. Signatures on any such document also may be electronic if permitted by the Company.
28.   Effective Date.   The Plan will become effective on the date the stockholders approve the Plan (the “Effective Date”).
Date of Board Approval:                    , 2022
Date of Stockholder Approval:                    , 2022

APPENDIX A
DEFINITIONS
For purposes of the Plan:
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
“Admin Portal” means any third-party online stock plan administration portal used to document and administer the Plan and Awards granted hereunder.
“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person will be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.
“Applicable Law” means the requirements relating to the administration of the Plan and the Awards granted hereunder under any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, the New York Stock Exchange, or the Financial Industry Regulatory Authority).
“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Share Unit, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock under the Plan, as may be designated by the Plan Administrator from time to time.
“Award Agreement” means the written, including electronic, document stating the terms of the Award. The Award Agreement is subject to the terms and conditions of the Plan.
“Award Expiration Date” means the last day of the maximum term of an Award.
“Board” means the Board of Directors of the Company.
“Cause,” unless otherwise defined in an Award Agreement or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony; (ii) such Participant’s commission of a crime involving fraud or dishonesty under the laws of the United States or any state or jurisdiction thereof that are applicable to the Participant and which crime is reasonably likely to result in material adverse effects (financial, reputational, or otherwise) on the Company or a Related Company; (iii) such Participant’s material violation of any contract or agreement between the Participant and the Company or a Related Company or material breach of any statutory duty owed to the Company or a Related Company; (iv) such Participant’s unauthorized use or disclosure of the confidential information or trade secrets of the

Company or a Related Company; or (v) such Participant’s gross misconduct that is reasonably likely to result in material adverse effects on the Company or a Related Company (financial, reputational, or otherwise). The determination that a termination of the Participant’s employment or service is either for Cause or without Cause will be made by the Company’s chief human resources officer or other person performing that function or, in the case of Directors and Officers, by the Board or the Compensation Committee, in its sole discretion. Any determination by the Plan Administrator that a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect on any determination of the rights or obligations of the Company or such Participant for any other purpose.
“Change of Control,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(a)      an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the number of then outstanding shares of Class A common stock and Class B common stock (the “Outstanding Company Common Stock”) or (ii) the total voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions will not constitute a Change of Control: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, (iv) any additional acquisition by an Entity then considered to own more than 50% of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; or (v) any acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;
(b)      a change in the composition of the Board during any one-year consecutive period such that the Directors as of the beginning of such one-year period (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a Director subsequent to the beginning of the one-year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of Directors who were also members of the Incumbent Board (or deemed to be pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; and provided further, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board will not be considered a member of the Incumbent Board; or
(c)      the consummation of a Company Transaction.

Where a series of transactions undertaken with a common purpose is deemed to be a Change of Control, the date of such Change of Control will be the date on which the last of such transactions is consummated.
If necessary for compliance with Section 409A, no transaction will be a Change of Control unless it is also a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5).
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code or regulation related to that section will include such section or regulation, any valid regulation issued or other official applicable guidance of general or direct applicability promulgated under such section or regulation, and any comparable provision of any future legislation, regulation or official guidance of general or direct applicability amending, supplementing or superseding such section or regulation.
“Common Stock” means the Class A common stock, par value $0.001 per share, of the Company.
“Company” means Knightscope, Inc., a Delaware corporation, or any of its successors.
“Company Transaction,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:
(a)      a merger or consolidation of the Company with or into any other company;
(b)      a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; or
(c)      a sale, lease, exchange, exclusive license or other disposition in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the consolidated assets of the Company and its subsidiaries to a Person or Entity, excluding, however, in each case, any such transaction pursuant to which:
         (i)      the Entities who are the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock of the Successor Company and at least 50% of the total voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities;
         (ii)      no Entity (other than the Company or a Related Company, or any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, more than 50% of the outstanding shares of common stock of the Successor Company or the total voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors, unless such ownership resulted solely from ownership of securities of the Company prior to such transaction; and
         (iii)      individuals who were members of the Incumbent Board will immediately after the consummation of such transaction constitute at least a majority of the members of the board of directors of the Successor Company.
Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction will be the date on which the last of such transactions is consummated.
“Compensation Committee” means the Compensation Committee of the Board or a committee of the Board otherwise named but performing similar functions, including a subcommittee thereof.
“Director” means a member of the Board.
“Disability,” unless otherwise defined by the Plan Administrator for purposes of the Plan or in an Award Agreement or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform the Participant’s material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of Directors and Officers, the Board or the Compensation Committee, each of whose determination will be conclusive and binding.
“Effective Date” has the meaning set forth in Section 28 of the Plan.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5 of the Plan.
“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the per share fair market value of the Common Stock on any given date, determined as follows:
(a)      if the principal market for the Common Stock is an established stock exchange or national market system, the closing sales price per share of the Common Stock during regular trading, or if not trading on that date (e.g., a weekend or holiday), such price on the last preceding date on which the Common Stock was traded;
(b)      if the principal market for the Common Stock is not a national stock exchange or national market system, the average of the highest bid and lowest asked prices for the Common Stock as reported on a national quotation system, or if not quoted on that date, such price on the last preceding date on which the prices were quoted; or

(c)      if Fair Market Value cannot be determined in a manner permitted under clauses (a) and (b), by the Plan Administrator in good faith in a manner consistent with Section 409A and 422 of the Code, as applicable.
In determining the value of a share for tax reporting purposes and such other purposes as determined by the Plan Administrator, the Plan Administrator may calculate Fair Market Value using the foregoing methods, the actual sales price in the transaction at issue (e.g., “sell to cover”), or such other value determined by the Company in good faith in a manner that complies with applicable tax laws.
“Fixed Share Reserve” has the meaning set forth in Section 4(a)(i) of the Plan.
“Grant Date” means the later of (a) the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards will not defer the Grant Date.
“Incentive Stock Option” or “ISO” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.
“ISO Limit” has the meaning set forth in Section 4(c) of the Plan.
“Nonqualified Stock Option” or “NSO” means an Option that does not qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
“Option” means a right to purchase Common Stock granted under Section 7 of the Plan. Options are either Incentive Stock Options or Nonqualified Stock Options.
“Option Term” means the maximum term of an Option as set forth in Section 7(c) of the Plan.
“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change of Control.”
“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change of Control.”
“Participant” means any Eligible Person to whom an Award is granted.
“Performance Period” has the meaning set forth in Section 6(f) of the Plan.
“Performance Share Unit” means an Award of units denominated in shares of Common Stock granted under Section 10 of the Plan.
“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 10 of the Plan.
“Person” means any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or similar entity.

“Plan” means the 2022 Equity Incentive Plan.
“Plan Administrator” has the meaning set forth in Section 3(b) of the Plan.
“Related Company” means any “parent” or “subsidiary” of the Company, as such terms are defined under Rule 405 of the Securities Act.
“Restricted Stock Award” means an Award of shares of Common Stock granted under Section 9 of the Plan, either with or without payment of a purchase price, the rights of which are subject to vesting, forfeiture or similar restrictions prescribed by the Plan Administrator.
“Restricted Stock Unit” or “RSU” means an Award denominated in units of Common Stock granted under Section 9 of the Plan that represents an unfunded, unsecured right to receive the Fair Market Value of one share of Common Stock for each unit subject to the Award in cash, Common Stock or other securities, on the date of vesting or settlement.
“Section 409A” means Section 409A of the Code.
“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.
“Service” means there has not been a Termination of Service with respect to a Participant.
“Share Reserve” has the meaning set forth in Section 4(a)(iii) of the Plan.
“Stock Appreciation Right” or “SAR” means a right granted under Section 7 of the Plan to receive, in cash, shares of Common Stock or other securities, (i) the Fair Market Value per share of Common Stock on the date of exercise minus the grant price per share of Common Stock subject to the SAR, multiplied by (ii) the number of shares of Common Stock with respect to which the SAR is exercised.
“Stock Award” means an Award of shares of Common Stock granted under Section 9 of the Plan, the rights of ownership of which are not subject to vesting, forfeiture or similar restrictions prescribed by the Plan Administrator.
“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.
“Successor Company” means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change of Control.
“Termination of Service,” unless the Plan Administrator determines otherwise with respect to an Award, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service will be determined by the Company’s chief human resources officer or other person performing that function or, with respect to Directors and Officers, by the Board or the Compensation Committee, whose determination will be conclusive and binding. Transfer of a Participant’s employment or service relationship between the

Company and any Related Company will not be considered a Termination of Service for purposes of an Award. Unless the Plan Administrator determines otherwise, a Termination of Service will be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee Director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a nonemployee Director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, will not be considered a Termination of Service.
“Transfer” means, as the context may require, (a) any sale, assignment, pledge (as collateral for a loan or as security for the performance of an obligation or for any other purpose), hypothecation, mortgage, encumbrance or other disposition, whether by contract, gift, will, intestate succession, operation of law or otherwise, of all or any part of an Award or shares issued thereunder, as applicable, (b) any transaction designed to give the stockholder essentially the same economic benefit as any of the foregoing, and (c) any verb equivalent of the foregoing.
“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

1 U P XUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 1:00am EST on June 23, 2022.OnlineGo to www.envisionreports.com/KSCP or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/KSCP 2022 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. AProposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 3.1. Election of Directors:ForWithholdForWithholdForWithhold+01 - Jackeline V. Hernandez02 - Patricia Howell03 - William Santana LiFentanez05 - Kristi Ross04 - Suzanne Muchin06 - Linda Keene Solomon07 - Patricia L. Watkins2. Ratification of the appointment of BPM LLP as our independentForAgainst Abstain3. Approval of the Knightscope, Inc. 2022 Equity Incentive PlanForAgainstAbstainregistered public accounting firm for the fiscal year endingDecember 31, 2022BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.+03N0FC

The 2022 Annual Meeting of Stockholders of Knightscope, Inc. will be held onThursday, June 23, 2022 at 9:00 am Pacific Daylight Time, virtually via the internet at www.meetnow.global/MCPTMNT.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/KSCPSmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/KSCPIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Knightscope, Inc.+Notice of 2022 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 23, 2022Mallorie Burak and Peter M. Weinberg, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Knightscope, Inc. to be held on June 23, 2022 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the nominees for election as directors, and FOR items 2-3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)CNon-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.+